Exhibit 3(e)

          RESTATEMENT

              OF                    UNITED STATES OF AMERICA

  ARTICLES OF INCORPORATION           STATE OF LOUISIANA

              OF                       PARISH OF ORLEANS

NEW ORLEANS PUBLIC SERVICE INC.       CITY OF NEW ORLEANS



     BE IT KNOWN, That on this 30 day of September, 1969,
      BEFORE ME, James G. Burke, Jr., a Notary Public, duly commissioned, sworn and qualified in and for the Parish of Orleans, State of Louisiana, therein residing, and in the presence of the witnesses hereinafter named and undersigned,

                  PERSONALLY CAME AND APPEARED:

      LIONEL J. CUCULLU, who declared that, pursuant to Louisiana Revised Statutes, Title 12, the holder of all the issued and outstanding shares of New Orleans Public Service Inc. entitled to vote on the matter had executed, in duplicate, a consent in writing, an original of which is annexed hereto, authorizing and directing the Restatement of the Articles of Incorporation of the Corporation, and the simultaneous amendment of Articles SECOND, FOURTH, SEVENTH, NINTH, TENTH and ELEVENTH of said Articles of Incorporation, and that, pursuant to said consent, he appears to execute this instrument to make effective such Restatement and simultaneous amendments.

                     INTRODUCTORY PARAGRAPH

      This Restatement of the Articles of Incorporation of New Orleans Public Service Inc. accurately copies the Articles of
Incorporation of said Corporation originally adopted by Consolidation Agreement dated December 28, 1925, between New Orleans Public Service Inc. (New Orleans Company), Consumers Electric Light & Power Company (Consumers Company), and Citizens Light & Power Company, Inc. (Citizens Company), and filed for record with the Recorder of Mortgages for the Parish of Orleans on December 29,1925, to be effective and operative January 1, 1926, and all amendments thereto in effect at the date of this Restatement and those adopted simultaneously therewith, which amendments have been effected in conformity with Louisiana Revised Statutes, Title 12, Chapter 1, or with prior laws applicable at the time of the respective amendments; and this Restatement contains no substantial change in the provisions of the original Articles or the amendments thereto, except that said Articles as restated hereinbelow omit the names and addresses of the directors from Article NINTH, and the contemporaneous amendments of Article SECOND so as to provide perpetual corporate existence; Article FOURTH so as to expand the objects and purposes for which the Corporation is established to permit it to engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana; and Articles SEVENTH, NINTH, TENTH and ELEVENTH so as to delete provisions which are no longer applicable.

                   RESTATEMENT OF ARTICLES OF
                          INCORPORATION
               OF NEW ORLEANS PUBLIC SERVICE INC.

      FIRST: The name of the Corporation shall be "NEW ORLEANS PUBLIC SERVICE INC.", and said Corporation shall have, possess and exercise all the rights, powers, privileges, immunities and franchises of the corporations, parties hereto, and shall be subject to all the duties and obligations of said respective corporations; it shall have, enjoy and be possessed of all of the property, real, personal and mixed, of every kind and nature, owned, possessed and enjoyed by or for said corporations, parties hereto; it shall have power to issue bonds and dispose of the same, in such form and denominations and bearing such interest as the Board of Directors may determine, and to secure payment thereof by mortgage of every and all of the property, franchises, rights, privileges and immunities of said Corporation at the time of the consolidation acquired or thereafter to be acquired and of the companies, parties hereto; to do all acts and things which said companies so consolidated or any of them might have done previous to said consolidation, and the further right to consolidate with any other street railway company, electric company or gas light company, or any other consolidated company.

     SECOND: Said Corporation, "NEW ORLEANS PUBLIC SERVICE INC.", under its said corporate name, shall have power and authority to have and enjoy perpetual corporate existence and succession from and after the date hereof; to contract, sue and be sued; to make and use a corporate seal and the same to break or alter at pleasure; to hold, receive, lease, purchase and convey, as well as mortgage, hypothecate and pledge property, real, personal and mixed, corporeal and incorporeal; to name and appoint such managers, agents, directors and officers as its business, interests or convenience may require; and to make and establish, as well as alter and amend from time to time such by-laws, rules and regulations for the proper conduct, management and regulation of the affairs of said Corporation as may be necessary and proper; and to have, possess and enjoy all rights, powers, privileges, franchises and immunities now or hereafter authorized by law.

     THIRD: The domicile of said Corporation shall be in the City of New Orleans, State of Louisiana, and all citations or other legal process shall be served upon the President of said Corporation, or, in his absence, upon one of the Vice-Presidents thereof, or, in the absence of said officers, upon the Secretary of said Corporation.

      FOURTH: The objects and purposes for which this Corporation is established and the nature of the business to be carried on by it are hereby specified and declared to be:

      To locate, construct, purchase, own or lease, maintain and operate street railway, tramways, interurban railways, bus lines and other similar local transportation agencies in and about the City of New Orleans, elsewhere in the State of Louisiana and in other states and territories of the United States; to purchase or otherwise acquire, own and operate the properties formerly owned, controlled or leased and operated by New Orleans Railway & Light Company and/or its Receiver and/or its constituent and subsidiary companies; to carry and transport passengers, freight, mail and express; to purchase, own or lease. develop and operate on, or adjacent to, or in the vicinity of, its said lines of railway, parks and pleasure grounds and their appurtenances for the promotion of travel over its lines of railway and as adjuncts thereto; to construct, own, purchase or lease, or otherwise acquire, maintain and operate in the State of Louisiana and other states and territories of the United States, plants, works and systems for generating, distributing, supplying and vending electricity for light, heat, power and other purposes; to construct, purchase, own, lease or otherwise acquire, maintain and operate gas plants, works, pipe lines and distribution systems for the manufacture, storage, distributing and vending of gas for light, heat, power and other purposes (including also the production, transportation, storage, vending and distributing of natural gas in the City of New Orleans, elsewhere in the State of Louisiana and in other states and territories of the United States); to construct, purchase, own or lease, maintain and operate in the City of New Orleans, elsewhere in the State of Louisiana and in other states and territories of the United
States, plants, works and systems for the generation, distribution and vending of steam for heating purposes and of cold  air  or  other  products or articles for  refrigeration  or cooling purposes; to exercise the right and power of expropriation and eminent domain in the acquisition of property as may be authorized and permitted by law; to consolidate or merge with other street railway, interurban, railroad, tramway, bus lines. electric light and power and gas companies. or any company doing any business in whole or in part similar to that for which this Corporation is established, or as may now or shall hereafter be permitted by law; to purchase or otherwise acquire its own shares of stock (so far as may be permitted by law) and its bonds, debentures, notes, scrip or other securities or evidences of indebtedness and to hold, sell, transfer or reissue the same; to purchase. acquire and own any or all of the property, assets, franchises, and the stocks and bonds and other securities of any corporation or corporations organized under the laws of the State of Louisiana, or of any other state or country, for all or any of the purposes herein defined or incidental thereto, and to guarantee the bonds or other obligations and dividends on the stock of any of the said corporations, and generally to do and perform any and all acts and things, and to acquire, hold and exercise any and all rights, powers, privileges and franchises as relate to the objects hereinabove set forth, or any of them, and to engage in any other lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

      FIFTH: The amount of the capital stock of the Corporation shall be Seventy-seven Million Four Hundred Nine Thousand Eight Hundred Dollars ($77,409,800), together with the aggregate par value of capital stock issued after September 1, 1969, by this Corporation as hereinafter provided.

      The total authorized number of shares of capital stock that may be issued by the Corporation shall be 6,197,798 shares, of which 6,000,000 shares shall have a par value of $10 per share and 197,798 shares shall have a par value of $100 per share.

      The shares of capital stock hereby authorized to be issued shall be divided among the following classes:

     6,000,000 shares of $10 par value per share shall be  Common
     Stock;
     77,798 shares of $100 par value per share shall be 4-3/4% Preferred Stock (hereinafter sometimes referred to as the "4-3/4% Preferred Stock"); and
     120,000 shares of $100 par value per share shall be Preferred Stock (which, together with such additional shares thereof as may be hereafter authorized, is hereinafter sometimes referred to as the "Preferred Stock").

      The term "preferred stock" as used herein shall include the 4-3/4% Preferred Stock, the Preferred Stock and any other class of stock having a preference over the Common Stock as to dividends, distribution of assets, or in liquidation, dissolution or winding up.

      Except as otherwise in this Article FIFTH provided and to the extent not prohibited by law, the Corporation may acquire funds for, or otherwise effect, the redemption or purchase of any of its shares through the issuance or sale of any of its stocks, bonds, or other securities.

     Stocks of the Corporation, whether authorized herein or upon any subsequent increase of the number of shares of capital stock, may be issued by the Board of Directors of the Corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors, and general authority to the Board of Directors so to fix such consideration is hereby and herein granted; provided, however, that stock having a par value may not be issued for less than the par value thereof; and provided further, that such consideration may be in the form of money paid, labor done, or property actually received by the Corporation.

      No holder of any stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the Corporation, or of any additional stock of any class, to be issued by reason of any increase of the authorized capital stock, or of the number of shares of the Corporation, or of bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation, but any such unissued stock or any such additional authorized issues of new stock, or of securities convertible into stock, may be issued and disposed of by the Board of Directors to such persons, firms, corporations, or associations, and upon such terms as the Board of Directors may, in their discretion, determine, without offering to the stockholders then of record, or to any class of stockholders, any thereof, on the same terms or on any terms.

      The preferred stock shall not entitle any holder thereof to vote at any meeting of stockholders or election of the Corporation or otherwise to participate in any action taken by the Corporation or its stockholders, but all the voting power shall be vested in the holders of the Common Stock, except as otherwise in this Article FIFTH provided. Each stockholder shall be entitled to one vote for each share of Common Stock of the Corporation standing in his name on the books of the Corporation.

     Except as otherwise in this Article FIFTH provided, upon the vote of a majority of the total number of shares of stock then issued and outstanding, and entitled to vote, as herein provided, or upon such larger vote as may be required by law, this agreement may be amended from time to time so as to permit the Corporation to create or authorize one or more other classes of stock with such preferences, designations, rights, privileges, voting powers, including votes on proceedings prescribed by statute, and subject to such restrictions, limitations and qualifications with respect to voting and otherwise as may be determined by said vote, which may be the same or different from the preferences, designations, rights, privileges, voting powers, restrictions, limitations and qualifications with respect to voting or otherwise of the classes of stock of the Corporation then authorized. Any such vote and amendment may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes.

      Except as otherwise in this Article FIFTH provided, the Board of Directors of the Corporation may at any time authorize the conversion or exchange of the whole or any particular share of the outstanding preferred stock of any class, with the consent of the holder thereof, into or for stock of any other class which at the time of such consent is authorized but unissued, and may fix the terms and conditions upon which such conversion or exchange may be made; provided that, without the consent of the holders of record of two-thirds of the shares of Common Stock outstanding given at a meeting of the holders of the Common Stock called and held as provided by the By-Laws or given in writing without a meeting as authorized by law, the Board of Directors shall not authorize the conversion or exchange of any preferred stock of any class into or for Common Stock or authorize the conversion or exchange of any preferred stock of any class into or for preferred stock of any other class, if by such conversion or exchange the amount which the holders of the shares of stock so converted or exchanged would be entitled to receive either as dividends or shares in distribution of assets in preference to the Common Stock would he increased.

      Except as otherwise in this Article FIFTH provided, any class of stock may be increased at any time upon vote of the holders of two-thirds (or such smaller number, not less than a majority, as may be permitted by law) of the shares of the Corporation then issued and outstanding and entitled to vote thereon; provided, however, that so long as any share of the 4-3/4% Preferred Stock remains outstanding, the amount to which the capital stock of the Corporation may be increased is One Hundred Million Dollars ($100,000,000).

      Except as otherwise in this Article FIFTH provided, the Corporation from time to time may resell any of its own stock, purchased or otherwise acquired by it as hereinafter provided for, at such price permitted by law as may be fixed by its Board of Directors or Executive Committee.

                               I.

      The designations, voting powers, preferences, dividend and redemption rights (including votes on proceedings prescribed by statute), and other relative rights or restrictions, limitations and qualifications of the 4-3/4% Preferred Stock having a par value of $100 per share shall be as follows:

           (1) The holders of the 4-3/4% Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the surplus of the Corporation as provided by law, cumulative preferred dividends at the rate of 4-3/4% per annum from July 1, 1944, and no more, payable quarterly on the first days of January, April, July and October of each year, before any dividends shall be declared or paid upon or set apart for the Common Stock of the Corporation. Such cumulative preferred dividends shall accrue on each share from the quarterly dividend payment date next preceding the date of the original issue of such share, unless such stock shall be issued on a quarterly dividend payment date, and, in such case, from said date. The first quarterly dividend shall be payable on October 1, 1944, and shall be cumulative from July 1, 1944.

          (2) No dividends shall be declared at any time upon the Common Stock of the Corporation unless all accumulated and unpaid dividends upon the outstanding 4-3/4% Preferred Stock shall have been declared and shall have been paid in full or a sum sufficient for payment thereof shall have been set aside for that purpose from said surplus of the Corporation, in which event dividends may be declared by the Board of Directors on the Common Stock out of said surplus of the Corporation, subject to the rights of any other class of stock then outstanding. The term "accumulated and unpaid dividends" as used herein with respect to the 4-3/4% Preferred Stock shall mean dividends on all the outstanding 4-3/4% Preferred Stock from the respective dates from which such dividends accumulate to the date as of which accumulated and unpaid dividends are being determined, less the aggregate of dividends theretofore declared and paid or set apart for payment upon such outstanding 4-3/4% Preferred Stock.

           (3) The 4-3/4% Preferred Stock may be called for redemption in whole or in part at any time at the option of the Board of Directors by mailing notice thereof to the holders of record of the shares to be redeemed at least thirty (30) days prior to the date fixed for redemption, and such shares may be then redeemed by paying, for each share so called, an amount equal to all accumulated and unpaid dividends thereon to the date fixed for such redemption, plus One Hundred Eleven and 50/100 Dollars ($111.50) per share as to any shares redeemed prior to July 1, 1954, and One Hundred Five Dollars ($105.00) per share as to any shares redeemed on July 1, 1954, and thereafter. In case of the redemption of part only of the 4-3/4% Preferred Stock at the time outstanding, the Corporation shall select by lot, or in such other manner as the Board of Directors may determine, the shares so to be redeemed, provided that there shall be no obligation to redeem less than a whole share. Notice of the intention of the Corporation to redeem the 4-3/4% Preferred Stock shall be mailed not less than thirty
     (30) days before the date of redemption to each holder of record of 4-3/4% Preferred Stock to be redeemed at his post office address appearing upon the books of the Corporation, and upon the deposit of the aggregate redemption price (or the portion thereof not already paid in the redemption of shares so to be redeemed) with any national bank or trust company in the City of New York or in the City of New Orleans, named in such notice, payable in the amounts aforesaid to the respective orders of the record holders of the 4-3/4% Preferred Stock so to be redeemed on endorsement and surrender of their certificates; said holders shall, at the time fixed in such notice for such redemption, cease to be stockholders with respect to said shares and from and after the making of such deposit, said holders shall have no interest in or claim against the Corporation with respect to said shares and shall be entitled only to receive said moneys from said bank or trust company without interest.

           (4) In the case of any distribution of any assets of the Corporation in repayment in whole or in part of any outstanding shares of its capital stock, whether upon dissolution of the Corporation or liquidation or sale of any or all of its assets or otherwise, except in case of redemption as hereinbefore provided, there shall be paid to the holders of the 4-3/4% Preferred Stock (a) in case such dissolution, liquidation or sale shall be voluntary, One Hundred Five Dollars ($105) per share and (b) in case such dissolution, liquidation or sale shall be involuntary, One Hundred Dollars ($100) per share, plus in each case an amount equal to all accumulated and unpaid dividends thereon before any sum shall be paid to, or any assets distributed among, the holders of the Common Stock, and after such payment to the holders of the 4-3/4% Preferred Stock, all remaining assets and funds shall be distributed among the holders of the Common Stock of the Corporation subject to the rights of any other class of stock then outstanding.

          (5) The holders of the 4-3/4% Preferred Stock shall not be entitled to any payment by way of dividends or otherwise, or have any rights in the property of the Corporation or in the distribution thereof, other than as is specifically provided in the preceding paragraphs with respect to the 4-3/4% Preferred Stock.

           (6) No holder of any of the 4-3/4% Preferred Stock shall be entitled to vote at any election of directors or, except as otherwise required by statute, on any other matter submitted to the stockholders, provided that, if and whenever four (4) quarter-yearly dividends payable on any part of the 4-3/4% Preferred Stock shall be accumulated and unpaid, the holders of the 4-3/4% Preferred Stock as a class shall thereafter at all elections of directors have the exclusive right to elect the smallest number of directors of the Corporation which shall constitute a majority of the authorized number of directors, and the holders of the Common Stock of the Corporation as a class shall have the exclusive right to elect the remaining number of directors of the Corporation, which right of the holders of the 4-3/4% Preferred Stock, however, shall cease when all accumulated and unpaid dividends on the 4-3/4% Preferred Stock shall have been paid in full, or provision shall have been made for such payment; and provided further, that if and when the surplus of the Corporation, out of which dividends might lawfully be declared, is in excess of such accumulated and unpaid dividends, then the declaration and payment of such dividends shall not be unreasonably withheld. The terms of office of all persons who may be directors of the Corporation at the time when the right to elect a majority of the directors shall accrue to the 4-3/4% Preferred Stockholders, as herein provided, shall terminate upon the election of their successors at the next annual meeting of the stockholders or at an earlier special meeting of the stockholders held as hereinafter provided. Such special meeting shall be held at any time after the accrual of such voting power, upon notice similar to that provided in the Consolidation Agreement and/or the By-Laws of the Corporation for annual and all other stockholders' meetings, which notice shall be given at the request in writing of the holders of not less than ten per centum (10%) of the number of shares of the then outstanding 4-3/4% Preferred Stock, addressed to the Secretary of the Corporation at its principal business office. Upon the termination of such exclusive right of the holders of the 4-3/4% Preferred Stock to elect a majority of the directors of the Corporation, the terms of office of all the directors of the Corporation shall terminate upon the election of their successors at the next annual meeting of the stockholders or at an earlier special meeting of the stockholders held as hereinafter provided. Such special meeting shall be held at any time after the termination of such right of the 4-3/4% Preferred Stockholders to elect a majority of the directors, upon notice similar to that provided in the Articles of Incorporation and/or the By-Laws of the Corporation for annual and all other stockholders' meetings, which notice shall be given at the request in writing of the holders of not less than ten per centum (10%) of the number of shares of the then outstanding Common Stock, addressed to the Secretary of the Corporation at its principal office.

           (7) So long as any share of the 4-3/4% Preferred Stock remains outstanding, the consent or authorization of the holders of at least a majority of the outstanding shares of the 4-3/4% Preferred Stock then outstanding, voting as a class (given at a meeting called for that purpose), shall be necessary for effecting or validating any of the following:

                (a) The issuance of any additional shares of 4-3/4% Preferred Stock, or of any other class of stock ranking prior to or on a parity with the 4-3/4% Preferred Stock as to dividends or other distributions,
          (i) unless the net earnings of the Corporation available for dividends on the 4-3/4% Preferred Stock, determined in accordance with generally-accepted accounting practices, for any twelve (12) consecutive calendar months' period within the fifteen (15) calendar months preceding the month within which the additional shares are to be issued, shall have been at least twice the dividend requirements for a twelve (12) month period upon the entire amount of 4-3/4% Preferred Stock and all such other stock ranking prior to or on a parity with the 4-3/4% Preferred Stock as to dividends or other distributions to be outstanding immediately after the proposed issue of such additional shares, and
          (ii) unless the aggregate of the capital of the Corporation applicable to the Common Stock and the surplus of the Corporation shall be not less than the amount payable upon involuntary dissolution to the holders of the 4-3/4% Preferred Stock and such other stock to be outstanding immediately after the proposed issue of such additional shares.

                (b) The issuance by the Corporation of any unsecured notes, debentures or other securities representing unsecured indebtedness, or the assumption of any such unsecured securities, for purposes other than the refunding of outstanding unsecured securities theretofore issued or assumed by the Corporation or the redemption or other retirement of all outstanding shares of the 4-3/4% Preferred Stock, or of any other class of stock ranking prior to or on a parity with the 4-3/4% Preferred Stock as to dividends or other distributions, if immediately after such issue or assumption the total principal amount of all such unsecured securities issued or assumed by the
          Corporation and then outstanding would exceed ten per centum (10%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then outstanding, plus (ii) the capital and surplus of the Corporation as then stated on its books of account.

               (c) The merger or consolidation of the Corporation with or into any other corporation or corporations, unless such merger or consolidation, or the issuance and assumption of all securities to be issued or assumed in connection with such merger or consolidation, shall have been ordered, approved, or permitted by the Securities and Exchange Commission (or by any succeeding regulatory authority of the United States of America having jurisdiction in the premises) under the provisions of the Public Utility Holding Company Act of 1935, as amended, or exempted by said Commission from the requirements of said Act, provided that the provisions of this clause (c) shall not apply to the purchase or other acquisition by the Corporation of franchises or assets of another corporation in any manner which does not involve a merger or consolidation.

          (8) Notwithstanding any other provision of this Article FIFTH, the consent or authorization of the holders of at least two-thirds of the total number of shares of 4-3/4% Preferred Stock at the time outstanding shall be necessary to authorize the creation of any class of stock which would be preferred as to assets or dividends over the 4-3/4% Preferred Stock, or to amend the Articles of Incorporation so as to change the express terms and provisions of the 4-3/4% Preferred Stock then outstanding in any manner substantially prejudicial to the holders thereof.

                               II

      The Preferred Stock shall be issuable in one or more series from time to time and the shares of each series shall have the same rank and be identical with each other and shall have the same relative rights, except with respect to amounts payable on voluntary liquidation as specified in Section (F) below and to the following:

          (a) The number of shares to constitute each such series and the distinctive designation thereof;

           (b) The annual rate or rates of dividends payable on shares of such series, the dates on which dividends shall be paid in each year, and the date from which such dividends shall commence to accumulate; and

           (c) The amount or amounts payable upon redemption thereof; which different characteristics of clauses (a), (b) and (c) above are set forth below.

     The initial series of the Preferred Stock shall:

           (a)  consist of 60,000 shares and be designated "4.36%
     Preferred Stock";

           (b) have a dividend rate of Four and 36/100 Dollars ($4.36) per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year; such dividends shall accumulate on each share from the quarterly dividend payment date next preceding the date of the original issue of such share, unless such stock shall be issued on a quarterly dividend payment date and in such case from said date. The first quarterly dividend shall be payable on April 1, 1956, and shall be cumulative from January 1, 1956; and

           (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of One Hundred Seven and 08/100 Dollars ($107.08) per share if redeemed on or before January 1, 1961, of One Hundred Six and 08/100 Dollars ($106.08) per share if redeemed after January 1, 1961, and on or before January 1, 1966, and of One Hundred Four and 58/100 Dollars ($104.58) per share if redeemed after January 1, 1966, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

     The second series of the Preferred Stock shall:

           (a)  consist of 60,000 shares and be designated "5.56%
     Preferred Stock";

           (b) have a dividend rate of Five and 56/100 Dollars ($5.56) per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year; such dividends shall accumulate on each share from and including April 26, 1967. The first dividend shall be payable on July 1, 1967, and shall be cumulative from and including April 26, 1967; and

           (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of One Hundred Six and 65/100 Dollars ($106.65) per share if redeemed on or before April 1,1972, of One Hundred Four and 09/100 Dollars ($104.09) per share if redeemed after April 1, 1972, and on or before April 1, 1977, and of One Hundred Two and 59/100 Dollars ($102.59) per share if redeemed after April 1, 1977, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

Subject to the foregoing, the distinguishing characteristics of the Preferred Stock shall be:

      (A) Each series of the Preferred Stock, pari passu with all shares of preferred stock of any class or series then outstanding, shall be entitled, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, in preference to the Common Stock, to dividends at the rate stated and expressed with respect to such series herein; such dividends to be cumulative from such date and payable on such dates in each year as may be stated and expressed herein, to stockholders of record as of a date not to exceed forty (40) days and not less than ten (10) days preceding the dividend payment dates so fixed.

      (B)  If  and  when  all outstanding shares  of  the  4-3/4%
Preferred Stock shall have been redeemed, acquired or otherwise retired, then:

           (1) If and when dividends payable on any of the Preferred Stock (which, for the purposes of this Section
     (B), shall be deemed to be all outstanding shares of the Preferred Stock of any series, and such other preferred stock of any class or series, ranking prior to or on a parity with the Preferred Stock as to dividends and in liquidation, dissolution, winding up, or distribution, as may be lawfully issued) shall be in default in an amount equal to four (4) full quarterly payments or more per share, and thereafter until all dividends on any of the Preferred Stock in default shall have been paid, the holders of all of the then outstanding Preferred Stock, voting as a class, in contra-distinction to the Common Stock as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Corporation, anything in these Articles of Incorporation to the contrary notwithstanding. The terms of office, as directors. of all persons who may be directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining directors of the Corporation, then, and only in that event, the directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Preferred Stock shall elect the remaining directors of the Corporation. Thereafter, while such default continues and the majority of the Board of Directors is being elected by the holders of the Preferred Stock, the remaining directors, whether elected by directors, as aforesaid, or whether originally or later elected by holders of the Common Stock, shall continue in office until their successors are elected by holders of the Common Stock and shall qualify.

          (2) If and when all dividends then in default on any of the Preferred Stock then outstanding shall be paid (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on any of the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stock in case of further like default or defaults in the payment of dividends thereon as described in the immediately foregoing paragraph. Upon termination of any such special voting right upon payment of all accumulated and unpaid dividends on the Preferred Stock, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the Preferred Stock as a class, pursuant to such special voting right, shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors. In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock voting as a class, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. Likewise, in case of any vacancy in the office of a director occurring among the directors not elected by the holders of the Preferred Stock, the remaining directors not elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant.

           (3) Whenever the special voting right shall have accrued to the holders of the Preferred Stock to elect directors, voting as a class, it shall be the duty of the
     President, a Vice-President or the Secretary of the Corporation forthwith to call a meeting, and cause notice thereof to be given to the stockholders, including all of the holders of the then outstanding shares of Preferred Stock, entitled to vote at such meeting, to be held at such time as the Corporation's officers may fix, not less than forty-five (45) nor more than sixty (60) days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of Preferred Stock at his last known address appearing on the books of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on Preferred Stock are in default in an amount equal to four (4) full quarterly payments or more per share, the holders of all of the then outstanding Preferred Stock, voting as a class, have the right to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors of the Corporation, (ii) that any holder of the Preferred Stock has the right, at any reasonable time, to inspect and make copies of the list or lists of holders of the Preferred Stock maintained at the principal office of the Corporation or at the office of any Transfer Agent or Agents of the Preferred Stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the Preferred Stock required to be represented at any meeting. or adjournment thereof, called for the election of directors of the Corporation. At the first meeting of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stock shall have the special right, voting as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of all of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors; provided, however, that in the absence of a quorum of the holders of the Preferred Stock or of the holders of the Common Stock, no election of directors shall be held and the meeting shall be adjourned to the same time the following day; and provided, further, that at such first adjourned meeting, the presence in person or by proxy of the holders of thirty-five per centum (35%) of all of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of thirty-five per centum (35%) of the outstanding Common Stock shall be required to constitute a quorum of such class for the election of directors, and in the absence of a quorum of the holders of the Preferred Stock or of the holders of the Common Stock no election of directors shall be held and the meeting shall be adjourned to the same time the following day; and provided, further, that at such second adjourned meeting such number of the holders of the Preferred Stock and of the holders of the Common Stock as are present in person or by proxy shall constitute a quorum of their respective classes of stock for the election of directors. If no holders of the Preferred Stock are present at said second adjourned meeting, then the directors of the Corpora tion then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof, and until their successors shall have been elected and shall qualify. No such meeting shall be held on a date within sixty (60) days of the date of the next Annual Meeting of the Corporation or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of all of the then outstanding Preferred Stock, voting as a class, shall have the right to elect a majority of the Board of Directors, the foregoing provisions of this paragraph shall govern each Annual Meeting, or special meeting in lieu thereof, as if said Annual Meeting or special meeting were the first meeting of stockholders held for the purpose of electing directors after the right of the holders of all of the Preferred Stock, voting as a class, to elect a majority of the Board of Directors, should have accrued with the exception, that if at any second adjourned Annual Meeting, or special meeting in lieu thereof, no holders of the outstanding Preferred Stock are present in person or by proxy, all the directors shall be elected by a vote of the holders of a majority of the Common Stock of the Corporation present or represented at the meeting.

      (C) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the Preferred Stock then outstanding, voting as a class:

           (1) create, authorize or issue any new stock which, after issuance, would rank prior to the Preferred Stock as to dividends, in liquidation, dissolution, winding up or distribution, or create, authorize or issue any security convertible into shares of any such stock, except for the purpose of providing funds for the redemption of all of the Preferred Stock then outstanding, such new stock or security not to be issued until such redemption shall have been authorized and notice of such redemption given and the aggregate redemption price deposited as provided in Section
     (G) below; provided, however, that any such new stock or security shall be issued within twelve (12) months after the vote of the Preferred Stock herein provided for authorizing the issuance of such new stock or security; or

            (2) amend, alter or repeal any of the rights, preferences or powers of the holders of the Preferred Stock so as to affect adversely any such rights, preferences or powers; provided, however, that if such amendment, alteration or repeal affects adversely the rights, preferences or Powers of one or more, but not all, series of Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of the total number of outstanding shares of all series so affected shall be required; and provided, further, that an amendment to increase or decrease the authorized amount of Preferred Stock, or to create or authorize, or increase or decrease the amount of, any class of stock ranking on a parity with the outstanding shares of the Preferred Stock as to dividends or assets shall not be deemed to affect adversely the rights, preferences or powers of the holders of the Preferred Stock or any series thereof.

      (D) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Preferred Stock then outstanding voting as a class:

           (1) merge or consolidate with or into any other corporation or corporations or sell or otherwise dispose of all or substantially all of the assets of the Corporation, unless such merger or consolidation or sale or other disposition, or the exchange, issuance or assumption of all securities to be issued or assumed in connection with any such merger or consolidation or sale or other disposition, shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935; or

           (2) issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness for purposes other than (i) the refunding of outstanding unsecured indebtedness theretofore issued or assumed by the Corporation, resulting in equal or longer maturities, or
     (ii)  the  reacquisition, redemption or other retirement  of
     all   outstanding   shares  of  the  Preferred   Stock,   if
     immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation, including unsecured indebtedness then to be issued or assumed (but excluding the principal amount then outstanding of any unsecured notes, debentures or other securities representing unsecured indebtedness having a maturity in excess of ten (10) years and in an amount not exceeding ten per centum (10%) of the aggregate of (a) and (b) of this subsection (2) below) would exceed ten per centum (10%) of the aggregate of (a) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and (b) the capital and surplus of the Corporation as then to be stated on the books of account of the Corporation. When unsecured notes, debentures or other securities representing unsecured debt of a maturity in excess of ten (10) years shall become of a maturity of ten (10) years or less, it shall then be regarded as unsecured debt of a maturity of less than ten
     (10) years and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of
     (a) and (b) above of unsecured debt of a maturity of less than ten (10) years, and when provision shall have been made, whether through a sinking fund or otherwise, for the retirement, prior to their maturity, of unsecured notes, debentures or other securities representing unsecured debt of a maturity in excess of ten (10) years, the amount of any such security so required to be retired in less than ten
     (10) years shall be regarded as unsecured debt of a maturity of less than ten (10) years (and not as unsecured debt of a maturity in excess of ten (10) years) and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of (a) and (b) above of unsecured debt of a maturity of less than ten (10) years; provided, however, that the payment due upon the maturity of unsecured debt having an original single maturity in excess of ten (10) years or the payment due upon the latest maturity of any serial debt which had original maturities in excess of ten
     (10) years shall not, for purposes of this provision, be regarded as unsecured debt of a maturity of less than ten
     (10) years until such payment or payments shall be required to be made within three (3) years; furthermore, when unsecured notes, debentures or other securities representing unsecured debt of a maturity of less than ten (10) years shall exceed ten per centum (10%) of the sum of (a) and (b) above, no additional unsecured notes, debentures or other securities representing unsecured debt shall be issued or assumed (except for the purposes set forth in (i) or (ii) above) until such ratio is reduced to ten per centum (10%) of the sum of (a) and (b) above; or

           (3) issue, sell, or otherwise dispose of any shares of the Preferred Stock, in addition to the 60,000 shares of the Preferred Stock initially authorized, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, unless the gross income of the Corporation for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, determined in accordance with generally accepted accounting practices (but in any event after deducting all taxes and the greater of
     (a) the amount for said period appropriated from income to the property retirement reserve by the Corporation on its books or (b) the largest amount required to be provided therefor by any mortgage indenture of the Corporation) to be available for the payment of interest, shall have been at least one and one-half (1-1/2) times the sum of (i) the annual interest charges on all interest bearing indebtedness of the Corporation and (ii) the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, including the shares proposed to be issued; provided, that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all shares of the Preferred Stock or on any other class of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution which are to be retired in connection with the issue of such additional shares; and provided, further, that in any case where such additional shares of the Preferred Stock, or other class of stock ranking on a parity with the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, are to be issued in connection with the acquisition of additional property, the gross income of the property to be so acquired, computed on the same basis as the gross income of the Corporation, may be included on a pro forma basis in making the foregoing computation; or

           (4) issue, sell, or otherwise dispose of any shares of the Preferred Stock, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, unless the aggregate of the capital of the Corporation applicable to the Common Stock and the surplus of the Corporation shall be not less than the aggregate amount payable on the involuntary liquidation, dissolution or winding up of the Corporation, in respect of all shares of the Preferred Stock and all shares of any other class of stock, if any, ranking prior thereto, or on a parity therewith, as to dividends or in liquidation, dissolution, winding up or distribution, which will be outstanding after the issue of the shares proposed to be issued; provided, that if, for the purposes of meeting the requirements of this subsection (4), it becomes necessary to take into consideration any earned surplus of the Corporation, the Corporation shall not thereafter pay any dividends on shares of the Common Stock which would result in reducing the Corporation's Common Stock Equity (as in Section (H) hereinafter defined) to an amount less than the aggregate amount payable, on involuntary liquidation, dissolution or winding up of the Corporation, on all shares of the Preferred Stock and of any other class of stock ranking prior to, or on a parity with, the Preferred Stock, as to dividends or other distributions, at the time outstanding.

      (E) Except as herein expressly provided, the holders of the Preferred Stock shall have no power to vote and shall be entitled to no notice of any meeting of the stockholders of the Corporation. As to matters upon which holders of the Preferred Stock are entitled to vote, as herein expressly provided, each holder of such Preferred Stock shall be entitled to one vote, in person or by proxy, for each share of such Preferred Stock standing in his name on the books of the Corporation.

      (F) In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the Preferred Stock, pari passu with all shares ot preferred stock of any other class or series then outstanding shall have a preference over the Common Stock until an amount equal to the then current redemption price, including accumulated and unpaid dividends, if any, shall have been paid. In the event of any involuntary liquidation, dissolution or winding up of the Corporation, which shall include any such liquidation, dissolution or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the Corporation, by (i) the United States Government or any authority, agency or instrumentality thereof, (ii) a state of the United States or any political subdivision, authority, agency, or instrumentality thereof or (iii) a district, cooperative or other association or entity not organized for profit, the Preferred Stock, pari passu with all shares of preferred stock of any other class or series then outstanding, shall also have a preference over the Common Stock until the full par value thereof, and an amount equal to the accumulated and unpaid dividends thereon, if any, shall have been paid by dividends or distribution.

     (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of said Preferred Stock, or may from time to time redeem any part of any series thereof, by paying in cash the redemption price then applicable thereto, plus, in each case, an amount equivalent to the accumulated and unpaid dividends, if any, to the date fixed for redemption. Notice of the intention of the Corporation to redeem all or any part of the Preferred Stock shall be mailed not less than thirty
(30) days nor more than sixty (60) days before the date fixed for redemption to each holder of record of Preferred Stock to be redeemed, at his post office address as shown by the Corporation's records, and not less than thirty (30) days' nor more than sixty (60) days' notice of such redemption may be published in such manner as may be prescribed by resolution of the Board of Directors of the Corporation; and in the event of such publication, no defect in the mailing of such notice shall affect the validity of the proceedings for the redemption of any shares of Preferred Stock so to be redeemed. Contemporaneously with the mailing or the publication of such notice, as aforesaid, or at any time thereafter prior to the date fixed for redemption, the Corporation may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of such Preferred Stock so to be redeemed) with any bank or trust company in the City of New York, New York, or in the City of New Orleans, Louisiana, named in such notice, payable to the order of the record holders of the Preferred Stock so to be redeemed, as the case may be, on the endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to such shares; and from and after the making of such deposit such holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive such moneys from said bank or trust company, with interest, if any, allowed by such bank or trust company on such moneys deposited as in this Section (G) provided, on endorsement and surrender of their certificates, as aforesaid. Any moneys so deposited, plus interest thereon, if any, remaining unclaimed at the end of six (6) years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors, shall be repaid to the Corporation, and in the event of such repayment to the Corporation, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Corporation, shall be deemed to be unsecured creditors of the Corporation for an amount, without interest, equivalent to the amount deposited, plus interest thereon, if any, allowed by such bank or trust company, as above stated, for the redemption of such shares and so paid to the Corporation. Shares of the Preferred Stock which have been redeemed shall not be reissued. If less than all of the shares of any series of the Preferred Stock are to be redeemed, the shares thereof to be redeemed shall be selected by lot, in such manner as the Board of Directors of the Corporation shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors of the Corporation. Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock; provided, however, that, so long as any shares of the Preferred Stock are outstanding, the Corporation shall not redeem, purchase or otherwise acquire less than all of the shares of the Preferred Stock, if, at the time of such redemption, purchase or other acquisition, dividends payable on the Preferred Stock shall be in default in whole or in part, unless prior to or concurrently with such redemption, purchase or other acquisition, all such defaults shall be cured or unless such redemption, purchase or other acquisition shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935. Any shares of the Preferred Stock so redeemed, purchased or acquired shall be retired and cancelled.

      (H) For the purposes of this Section (H) and subsection (4) of Section (D) the term "Common Stock Equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares (other than shares owned by the Corporation) of stock ranking junior to the Preferred Stock as to dividends and assets, of the premium on such junior stock and of the surplus (including earned surplus, capital surplus and surplus invested in plant) of the Corporation, less (1) any amounts recorded on the books of the Corporation for utility plant and other plant in excess of the original cost thereof, (2) unamortized debt discount and expense, capital stock discount and expense and any other intangible items set forth on the asset side of the balance sheet as a result of accounting convention,
(3) the excess, if any, of the aggregate amount payable on involuntary liquidation, dissolution or winding up of the affairs of the Corporation upon all outstanding preferred stock of the Corporation over the aggregate par or stated value thereof and any premiums thereon, and (4) the excess, if any, for the period beginning with January 1, 1955, to the end of a month within ninety (90) days preceding the date as of which Common Stock
Equity is determined, of the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (this cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements), over the amount appropriated from income to the property retirement reserve by the Corporation on its books during such period, including the final fraction of a year; provided, however, that no deductions shall be required to be made in respect of items referred to in items (1) and (2) of this Section (H) in cases in which such items are being amortized or are provided for, or are being provided for, by reserves. For the purpose of this Section (H): (i) the term "total capitalization" shall mean the sum of the Common Stock Equity, plus item (3) in this Section (H) and the stated capital applicable to, and any premium on, outstanding stock of the Corporation not included in Common Stock Equity, and the principal amount of all outstanding debt of the Corporation maturing more than twelve (12) months after the date of issue thereof; and (ii) the term "dividends on Common Stock" shall embrace dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchase or other acquisitions for value of, any Common Stock of the Corporation or other stock, if any, junior to the Preferred Stock. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock, except as follows:

           (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty per centum (20%) of total capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds fifty per centum (50%) of the net income of the Corporation available for dividends on the Common Stock for the twelve (12) full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in this subsection (a) could have been, and have not been, declared; and

           (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than twenty-five per centum (25%) but not less than twenty per centum (20%) of total capitalization, the Corporation shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds seventy-five per centum (75%) of the net income of the Corporation available for dividends on the Common Stock for the twelve (12) full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in subsection (a) and in this subsection (b) could have been, and have not been, declared; and

           (c) At any time when the Common Stock Equity is twenty-five per centum (25%) or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below twenty-five per centum (25%) of total capitalization, except to the extent provided in subsections
     (a) and (b) above.

      At any time when the aggregate of all amounts credited subsequent to January 1, 1955, to the property retirement reserve (accumulated provision for depreciation) account of the Corporation through charges to operating revenue deductions or otherwise on the books of the Corporation shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subsections (a) and (b) above, in determining the net income available for common stock dividends during any twelve (12) month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount appropriated from income to the property retirement reserve (accumulated provision for depreciation) on the books of the Corporation or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) for the period from January 1, 1955, to and including said twelve (12) month period, less (bb) the greater of the cumulative amount appropriated from income to the property retirement reserve (accumulated provision for depreciation) on the books of the Corporation or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1955, up to but excluding said twelve (12) month period; provided that, in the event any company is merged into the Corporation, the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount appropriated from income to the property retirement reserve (accumulated provision for depreciation) on the books of the Corporation" shall be exclusive of amounts provided for such property prior to the merger.

      (I) Dividends may be paid upon the Common Stock only when dividends have been paid or declared and funds set apart for the payment of dividends as aforesaid on the Preferred Stock from the date(s) after which dividends thereon become cumulative, to the beginning of the period then current, with respect to which such dividends on the Preferred Stock are usually declared, but whenever there shall have been paid or declared and funds shall have been set apart for the payment of all such dividends upon the Preferred Stock as aforesaid, then, subject to the limitations above set forth and subject to the rights of any other class of stock then outstanding, dividends upon the Common Stock may be declared payable then or thereafter, out of any net earnings or surplus of assets over liabilities, including capital, then remaining. After the payment of the limited dividends and/or shares in distribution of assets to which the Preferred Stock is expressly entitled in preference to the Common Stock, in accordance with the provisions hereinabove set forth, the Common Stock alone (subject to the rights of any other class of stock then outstanding) shall receive all further dividends and shares in distribution.

      (J) The Corporation reserves the right, without any vote or consent of the Preferred Stock as a class or of any series of Preferred Stock, to amend these Articles of Incorporation in any or all of the following respects:

          (1) So that the right vested exclusively in the holders of the 4-3/4% Preferred Stock as a class to elect the smallest number of directors, which shall constitute a majority of the authorized number of directors upon default in dividends upon the 4-3/4% Preferred Stock, shall thereafter be shared with the holders of Preferred Stock and any other preferred stock of any class or series, ranking prior to, or on a parity with, the Preferred Stock as to dividends and distributions, all voting as one class, to the same extent and with the same effect as though the 4-3/4% Preferred Stock had been redeemed, acquired or otherwise retired and had been reissued as a series of Preferred Stock;

          (2) So that the 4-3/4% Preferred Stock shall thereafter be a series of 4-3/4% Preferred Stock within the class of Preferred Stock herein authorized, limited in number to the number of shares of 4-3/4% Preferred Stock authorized to be issued prior to such amendment, with the same annual rate of dividend, the same dates on which dividends shall be paid each year, the same date from which dividends shall commence to accumulate, the same amounts payable on redemption and the same amounts payable upon distribution of assets, as were provided with respect to the shares of 4-3/4% Preferred Stock prior to such amendment.

      SIXTH: The corporate power of this Corporation shall be vested in, and exercised by, a Board of Directors to be composed of not less than nine (9) nor more than fifteen (15) persons, to be elected annually at a general meeting of stockholders to be held on the fourth Monday in May of each year, beginning in May, 1963. The number of persons, within the foregoing limits, to compose the Board of Directors at any given time, shall be determined by vote of a majority of the Common Stock present, in person or by proxy, at the annual meeting, except that, if such designated number be less than fifteen (15), said number may be increased within the foregoing limits at any special meeting of stockholders called for that purpose. A majority of the Board of Directors shall constitute a quorum for the transaction of business unless the By-Laws of this Corporation, adopted by the Board of Directors, shall provide for a lesser number.

       Any   vacancy  occurring  among  the  Directors  of   this
Corporation by death, resignation or otherwise, shall be filled by election for the unexpired term by the remaining directors.

      A failure to elect directors on the date above specified shall not dissolve the Corporation, nor impair its corporate existence or management, but the directors then in office shall remain in office until their successors shall have been duly elected and qualified.

      Notice of such meeting and of all other stockholders' meetings shall be given in the manner prescribed by law, and, when not so prescribed, then written notice of such meetings shall be addressed to each stockholder entitled to vote at said meeting, at such address as may have been furnished by him for notice hereunder and deposited in the post office, at least fifteen (15) days before the date of said meeting, postage prepaid. No notice need be given to any person whose stock was acquired, or who became a registered owner thereof, on or after the date upon which notice of a meeting of stockholders was mailed or delivered. The By-Laws of the Corporation may provide for any additional form of notice.

      The books for the transfer of the stock may be closed for such periods before and during the payment of dividends and the holding of meetings of stockholders, not to exceed thirty (30) days at any one time, as the Board of Directors may from time to time determine; and the Corporation shall make no transfer of stock on the books during such period.

     The Board of Directors may elect from its members a Chairman of the Board and shall elect a President, and may, from time to time, name and appoint all such other officers (including one or more Vice-Presidents who need not be members of the Board of Directors) or agents, as it may deem necessary for the purposes and business of this Corporation, and the powers and duties of every officer, agent and employee shall be such as may be conferred upon them by the Board of Directors or Executive Committee of the Corporation, and all officers, agents and employees shall hold office and employment at the pleasure of the Board of Directors.

      The Board of Directors may make and establish, as well as alter and amend, all such By-Laws, rules and regulations, not inconsistent herewith, necessary and proper in its judgment for the conduct and management of the business and affairs and the exercise of the corporate powers of this Corporation, and said Board of Directors shall have full power and authority to borrow money and to execute mortgages and pledges and create liens; to issue bonds, notes and other obligations, and to secure same by mortgage and/or pledge or otherwise, and generally to do any and all things reasonable, convenient or necessary for the proper conduct of the business and affairs of this Corporation, and, in its discretion, the Board of Directors may create and select an Executive Committee to be composed of not less than three (3) of its own members, to which Committee the Board of Directors may grant all or any of its powers to be exercised during the interim between meetings of the Board of Directors itself.

      A director of this Corporation shall not be disqualified by his office from dealing or contracting with the Corporation either as vendor, purchaser or otherwise, nor shall any transaction or contract of this Corporation be void or voidable by reason of the fact that any director or any firm of which any director is a member, or any corporation of which any director is a shareholder or director, is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either
(1) by vote of a majority of a quorum of the Board of Directors or of the Executive Committee without counting in such majority or quorum any director so interested, or members of a firm so interested, or a shareholder or director of a corporation so interested, or (2) by a vote at a stockholders' meeting of the holders of record of a majority of all the outstanding shares of Common Stock of the Corporation, or by writing or writings signed by a majority of such holders; nor shall any director be liable to account to the Corporation for any profits realized by and from or through any such transaction or contract of this Corporation authorized, ratified or approved, as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is a shareholder or director, was interested in such transaction or contract.

      SEVENTH: Except as hereinbefore in Article FIFTH hereof provided, with respect to certain voting rights conferred upon the preferred stock, the provisions hereof may be modified, changed, altered or amended to the extent and in the manner now or hereafter permitted by law for the amendment of the articles of incorporation or act of incorporation of a corporation, or the capital stock or the number of shares of the capital stock of this Corporation may be increased or decreased, or new classes or series of stock may be created, or the number of shares of any class or series of stock may be changed with the assent of two-thirds (or such smaller number, not less than a majority, as may be permitted by law) of the shares of the outstanding Common Stock of this Corporation expressed, given and obtained at a general meeting of such stockholders convened for such purposes, or any of them, after previous notice of such meeting shall have been given to each Common Stockholder in the manner hereinabove provided, unless other notice for a meeting of such character be prescribed by law, in which event notice shall be given in conformity with law.

      Whenever this Corporation may be dissolved, either by limitation or from any other cause, its affairs shall be liquidated by three (3) commissioners to be elected by the holders of the Common Stock at a meeting convened for said purpose as above provided and after due notice; a majority of said stock represented at such meeting shall be requisite for the election of such commissioners. Such commissioners shall remain in office until the affairs of this Corporation shall have been fully liquidated. In case of the death or resignation of any one or more of said commissioners, the vacancy or vacancies shall be filled by the survivor or survivors. In the event of any disagreement among said commissioners, the action of the majority shall prevail and be binding.

      The provisions of the Business Corporation Law of Louisiana and of all other statutes relating to corporations of the character of this Corporation whether consolidated or otherwise. shall be applicable to this Corporation so far as concerns the rights and powers of this Corporation and its stockholders. Upon the written consent or the vote of the holders of a majority in number of the shares then outstanding and entitled to vote, or, if the consent or vote of the holders of a larger number of shares is required by law, then, upon such larger consent or vote as may be required by law (1) any and every statute of the State of Louisiana hereinafter adopted whereby the rights, powers or privileges of the stockholders of corporations organized under the general laws of said State are increased, diminished or in any way affected, or whereby effect is given to the action taken by any part less than all of the stockholders of any such corporation shall, notwithstanding any provision which may at the time be contained in this agreement of consolidation, apply to this Corporation and shall be binding not only upon this Corporation but upon every stockholder thereof to the same extent as if such statute had been in force at the date of the making and filing of this agreement of consolidation, and/or (2) amendments to this agreement of consolidation authorized at the time of the making of such amendments by the laws of the State of Louisiana, may be made; provided, however, that no such consent or vote shall alter or change the amounts which the holders of outstanding preferred stock are entitled to receive as dividends or in distribution of assets in preference to the holders of the Common Stock, or decrease the price at which preferred stock may be redeemed, all as hereinabove provided, except with the consent of the holders of at least ninety per centum (90%) of the then outstanding preferred stock, which consent may be expressed by each stockholder either in writing or by vote at an annual or special stockholders' meeting.

      EIGHTH: No stockholder shall ever be held liable for the contracts or faults or defaults of this Corporation in any further sum than the unpaid balance of the consideration, if any, due the Corporation on the shares of stock owned by him; nor shall any mere informality in organization or consolidation have the effect of rendering this agreement null, or of exposing a stockholder to any liability beyond the unpaid amount remaining due on his said stock.

      NINTH: The officers of the Corporation shall have and exercise such powers and duties as may be conferred upon them by the Board of Directors or the Executive Committee of the Corporation.

      TENTH: The rights of creditors and all liens upon the property of each of the parties hereto shall be preserved unimpaired and the property and franchises of each of said corporations, parties hereto, shall pass to and vest in the Corporation, subject to all lawful debts, guarantees, liabilities and obligations existing against each of said corporations, except as herein otherwise provided, and all of said debts, liabilities and obligations of the New Orleans Company and/or the Consumers Company and/or the Citizens Company, parties hereto, shall be provided for, paid and discharged by the Corporation, except as herein otherwise provided, and all contracts and agreements existing between each of said corporations, parties hereto, and any other person, firm or corporation shall be carried out and performed by the Corporation.

     All of the rights and obligations of the New Orleans Company arising out of and/or imposed by Ordinance No. 6822 Commission
Council Series of the City of New Orleans, adopted April 18, 1922, and known as the "Settlement Ordinance", and Ordinances Nos. 7067, 7068 and 7069, respectively, Commission Council Series of the City of New Orleans, adopted September 2,1922, supplemental thereto, and/or other ordinances supplemental thereto or amendatory thereof, shall pass to and be assumed by the Corporation, and nothing herein contained shall be construed as changing, affecting or impairing the provisions of said ordinances, as presently existing.

      And the said Appearer having requested me, Notary, to note said Restatement in authentic form, I do, by these presents, receive said Restatement in the form of this public act to the end that said Restatement may be promulgated and substituted for and used in the place of the original Consolidation Agreement of New Orleans Public Service Inc. and the various amendments thereto.

      THUS DONE AND PASSED, in multiple counterparts in the City of New Orleans on the date first above written in the presence of Victor Lota and Wil1iam C, Nelson, competent witnesses, who hereunto sign their names with said Appearer and me, Notary, after due reading of the whole.

WITNESSES:

                                /s/ Lionel J. Cucullu
                                    Lionel J. Cucullu

     /s/ Victor Lota
  /s/ William C. Nelson

___________________________
       Notary Public

                      DIRECTION AND CONSENT


       RESTATEMENT OF ARTICLES OF INCORPORATION (CHARTER)
                               of
                 NEW ORLEANS PUBLIC SERVICE INC.


     KNOW ALL MEN BY THESE PRESENTS:

      The undersigned, MIDDLE SOUTH UTILITIES, INC., herein represented by Gerald L. Andrus, its President, duly authorized to execute this document, acting under the provisions of Title 12, Chapter 1 of the Louisiana Revised Statutes, being the shareholder of record of all the Common Stock of New Orleans Public Service Inc., a corporation existing under the laws of Louisiana, domiciled in the City of New Orleans, organized by Consolidation Agreement dated December 28, 1925, between New Orleans Public Service Inc., Consumers Electric Light & Power Company, and Citizens Light & Power Company, Inc., and filed for record with the Recorder of Mortgages for the Parish of Orleans on December 29, 1925, to be effective and operative January 1, 1926, does hereby consent that the Articles of Incorporation of New Orleans Public Service Inc. be restated with no substantial changes in the provisions of the original Articles or the amendments thereto, except that said Articles as restated shall:

     1. Omit the names and addresses of the Directors from Article NINTH;

     2.   Amend   Article  SECOND  so  as  to  provide  perpetual
          corporate existence;

     3. Amend Article FOURTH so as to expand the objects and purposes for which the Corporation is established to permit it to engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana;

     4. Amend Articles SEVENTH, NINTH, TENTH and ELEVENTH so as to delete provisions which are no longer applicable.

      MIDDLE SOUTH UTILITIES, INC. does hereby authorize and direct Lionel J. Cucullu to appear before any Notary Public in and for the Parish of Orleans, State of Louisiana, and to execute a Notarial act putting the Restatement and Amendment of the Articles of Incorporation of New Orleans Public Service Inc. into authentic form, and the said Lionel J. Cucullu is hereby authorized to do any and all things necessary and proper to make effective said Restatement and Amendment.

      IN WITNESS WHEREOF, this document has been executed in duplicate original at New York, New York, on this 24th day of September, 1969.


                                  MIDDLE SOUTH UTILITIES, INC.

                              By:   /s/ Gerald L. Andrus
                                       GERALD L. ANDRUS
                                          President


ATTEST

  /s/ A. M. Fitzgerald
        Secretary

          I, the undersigned Secretary of New Orleans Public Service Inc., a corporation existing under the laws of Louisiana, domiciled in the City of New Orleans, hereby certify that Middle South Utilities, Inc., the subscriber to the foregoing instrument, constitutes the only holder of shares of Common Stock of said corporation and, therefore, constitutes the sole holder of shares entitled to vote at a shareholder's meeting.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of this corporation at New Orleans, Louisiana, on this 29th day of September, 1969.




                                /s/ Victor Lota
                                   Secretary

                 REPORT ACCOMPANYING RESTATEMENT
                               OF
                    ARTICLES OF INCORPORATION
                               OF
                 NEW ORLEANS PUBLIC SERVICE INC.


1    -    The corporation's registered office is located at, and
     its post office address is:

               City of New Orleans, State of Louisiana
               317 Baronne Street
               70160

2    -    Its registered agents are:

               The President - Lionel J. Cucullu, or in his absence one of the Vice Presidents - Michael J. Cade, James M. Cain, John F. Morton, Charles J. Sinnott, or in the absence of said officers, the Secretary - Victor Lota, 317 Baronne Street, New Orleans, La. 70160

3    -    The present directors are:

               Gerald L. Andrus         Eben Hardie
               Lionel J. Cucullu        Sam Israel, Jr.
               Brooke H. Duncan         Arthur L. Jung, Jr.
               Laurance Eustis          Clayton L. Nairne
               Richard W. Freeman       Isidore Newman, II
                                        John B. Smallpage




                                   Assistant Secretary

        NOTICE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                AND/OR CHANGE OF REGISTERED AGENT
                   (R.S. 12:104 - R.S. 12:236)


Name of Corporation   New Orleans Public Service Inc.

317 Baronne Street (P. O. Box 60340), New Orleans, Louisiana  70160

Registered Office    317 Baronne Street (P. O. Box 60340)

                         New Orleans, Louisiana 70160

Registered Agent(s)   L. J. Cucullu, President and Director

William McCollam, Jr., Executive Vice President; M. J. Cade,

J. M. Cain, Sherwood A. Cuyler, J. F. Morton, Charles J.

Sinnott, Vice President; A. J. Brodtmann, Comptroller;

Victor Lota, Secretary and Treasurer; and J. E. Hevron,

Assistant Secretary and Assistant Treasurer, 317 Baronne

Street, New Orleans, Louisiana 70160.






Date:   March 12, 1971




                                   /s/ Victor Lota
                              To be signed by President, Vice
                                President, or Secretary


NOTE: If   the  registered  agent  is  change,  a  copy  of   the
      resolution by the Board of Directors of the appointment, certified by the President, Vice-President or Secretary must also accompany this report.

           RESOLUTION UNANIMOUSLY ADOPTED BY THE BOARD
         OF DIRECTORS OF NEW ORLEANS PUBLIC SERVICE INC.
                        AT MEETING HELD MAY 25, 1970


On motion duly made and seconded, the following were unanimously re-elected to the offices appearing after their respective names:

       Messrs. L. J. Cucullu, President
               William McCollam, Jr., Executive Vice President
               M. J. Cade, Vice President
               J. M. Cain, Vice President
               J. F. Morton, Vice President
               Charles J. Sinnott, Vice President
               A. J. Brodtmann, Comptroller
               Victor Lota, Secretary and Treasurer
               J. E. Hevron, Assistant Secretary and Assistant
                  Treasurer

On motion duly made and seconded, Mr. Sherwood A. Cuyler was elected a Vice President of the Company.


          --------------------------------------------

     I, the undersigned, Secretary of New Orleans Public Service Inc., hereby certify that the above and foregoing is a true and correct copy of resolution unanimously adopted by the Board of Directors of said Company at its meeting duly called, convened and held at its office in the City of New Orleans, on the 25th day of May, 1970, at which a quorum was present and acted throughout, and that said resolution is in full force and effect at the date hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company at New Orleans, Louisiana, this 12th day of March, 1971.



                                /s/ Victor Lota
                                   Secretary

             STATEMENT OF CHANGE OF REGISTERED AGENT
   FOR SERVICE OF PROCESS FOR NEW ORLEANS PUBLIC SERVICE INC.

To the Secretary of State:

Pursuant to the provisions of R.S. 12:104, the undersigned corporation, organized under the laws of the State of Louisiana, herewith submits the following for the purpose of giving notice of the termination of authority of a certain agent for service of process in this state.

The current list of agents for service of process is:

James M. Cain
Charles J. Sinnott, Vice President
A. J. Brodtmann, Vice President
Sherwood A. Cuyler, Vice President      317 Baronne Street,
Hero J. Edwards, Jr., Vice President         New Orleans,
Louisiana
Malcolm L. Hurstell, Vice President            70112
William C. Nelson, Vice President &
  Secretary
Donald F. Schultz, Vice President

Mr.  Michael  J.  Cade previously listed in  the  Company's  1977
Annual Report to the Secretary of State as serving as an agent for service of process on behalf of the Company has resigned, effective April 1, 1978.

The above list of agents for service of process conforms with the requirements set forth in Article THIRD of the Company's Restatement of Articles of Incorporation, dated September 30, 1969, a certified copy of which has been filed with the Recorder of Mortgages at MOB 2160, Folio 368 on October 6, 1969.




Dated:   August 14, 1978


                              NEW ORLEANS PUBLIC SERVICE INC.


                              By:  /s/ William C. Nelson
                                   William C. Nelson

                              Title: Vice President & Secretary

             STATEMENT OF CHANGE OF REGISTERED AGENT
   FOR SERVICE OF PROCESS FOR NEW ORLEANS PUBLIC SERVICE INC.

To the Secretary of State:

Pursuant to the provisions of R.S. 12:104, the undersigned corporation, organized under the laws of the State of Louisiana, herewith submits the following for the purpose of giving notice of the termination of authority of a certain agent for service of process in this state.

The current list of agents for service of process is:

James M. Cain, President
A. J. Brodtmann, Vice President
Sherwood A. Cuyler, Vice President      317 Baronne Street,
Hero J. Edwards, Jr., Vice President         New Orleans,
Louisiana
Malcolm L. Hurstell, Vice President            70112
William C. Nelson, Vice President &
  Secretary
Donald F. Schultz, Vice President

Mr.  Charles  J. Sinnott previously listed in the Company's  1978
Annual Report to the Secretary of State as serving as an agent for service of process on behalf of the Company has resigned, effective June 1, 1979.

The above list of agents for service of process conforms with the requirements set forth in Article THIRD of the Company's Restatement of Articles of Incorporation, dated September 30, 1969, a certified copy of which has been filed with the Recorder of Mortgages at MOB 2160, Folio 368 on October 6, 1969.




Dated:   June 21, 1979


                              NEW ORLEANS PUBLIC SERVICE INC.


                              By:  /s/ William C. Nelson
                                   William C. Nelson

                              Title: Vice President & Secretary

 CERTIFIED COPY OF EXCERPTS FROM MINUTES OF MAY 28, 1979 MEETING
    OF BOARD OF DIRECTORS OF NEW ORLEANS PUBLIC SERVICE INC.

Mr. Jung took the Chair and announced that all directors elected were qualified to serve. He then asked for nominations for the presidency of the Company. On motion duly made and seconded, Mr.
James M. Cain, was unanimously elected President.


                   * * * * * * * * * * * * * *

Whereupon, on motion duly made and seconded, it was unanimously

     RESOLVED, that the following named persons be, and hereby are elected to the offices of the Company appearing after their respective names for the ensuing year ending May 26, 1980:

     A. J. Brodtmann, Vice President - Finance
     Sherwood A. Cuyler, Vice President - Public and Regulatory
      Affairs
     Hero J. Edwards, Jr., Vice President - Operations
     Malcolm L. Hurstell, Vice President - Engineering and
      Production
     William C. Nelson, Vice President - Administration and
     Legal,
      and Secretary
     Donald P. Schultz, Vice President - Corporate Communications
     John H. Chavanne, Controller
     Harvey K. Hawkins, Treasurer
     Michael P. Burns, Assistant Treasurer
     W. D. Meriwether, Jr., Assistant Secretary
     Donald J. Winfield, Assistant Secretary & Assistant
     Treasurer*
     Edwin A. Lupberger, Assistant Secretary & Assistant
     Treasurer*
     Rodney J. Estrade, Assistant Secretary & Assistant
     Treasurer*

*  Effective as of date of receipt of requisite Federal Energy
   Regulatory Commission approval.

             --------------------------------------

I, the undersigned, Secretary of New Orleans Public Service Inc., hereby certify that the above and foregoing is a true and correct copy of excerpts from the minutes of the May 28, 1979 meeting of the Board of Directors of said Company duly called, convened and held at its office in the City of New Orleans, at which a quorum was present and acted throughout; that the resolutions therein contained were unanimously adopted by the vote of said Board, have not been altered, amended or repealed and are in full force and effect at the date hereof.

I hereby further certify that the individuals named in the above and foregoing resolutions as President, Vice Presidents and Secretary also are agents for the service of process pursuant to the provisions of Article THIRD of the Company's Restatement of Articles of Incorporation, dated September 30, 1969, a certified copy of which has been filed with the Recorder of Mortgages, Orleans Parish, at MOB 2160, Folio 368 on October 6, 1969.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company at New Orleans, Louisiana, this 26th day of July, 1979.



                                /s/ William C. Nelson
                                   Secretary

                      ARTICLES OF AMENDMENT

                             TO THE

               RESTATED ARTICLES OF INCORPORATION

                               OF

                 NEW ORLEANS PUBLIC SERVICE INC.


      On February 27, 1980, at a Special Meeting of Stockholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, which meeting was called and convened on February 12, 1980, and adjourned to February 27, 1980, the stockholders of said New Orleans Public Service Inc. adopted two separate proposals to amend the Restated Articles of Incorporation of said corporation as follows:

      Proposal 1. The eleventh paragraph of Article FIFTH of the Restated Articles of Incorporation is amended to be and to read in its entirety as follows:

          "Except as otherwise in this Article FIFTH provided, any class of stock may be increased at any time upon vote of the holders of two-thirds (or such smaller number, not less than a majority, as may be permitted by law) of the shares of the Corporation then issued and outstanding and entitled to vote thereon; provided, however, that so long as any share of the 4-3/4% Preferred Stock remains outstanding, the amount to which the capital stock of the Corporation may be increased is Two Hundred Million Dollars ($200,000,000)."

     Proposal  2.  Article  FIFTH of  the  Restated  Articles  of
Incorporation is amended in the following respects:

     1. The first sentence of the first paragraph of Section II of Article FIFTH is amended to be and to read in its entirety as follows:

           "The Preferred Stock shall be issuable in one or more series from time to time and the shares of each series shall have the same rank and be identical with each other and shall have the same relative rights, except with respect to amounts payable on voluntary liquidation as specified in Section (F) below and to the following characteristics.

                (a) The number of shares to constitute each such series and the distinctive designation thereof;

                (b) The annual rate or rates of dividends payable on shares of such series, the dates on which dividends shall be paid in each year, and the date from which such dividends shall commence to accumulate;

                (c) The amount or amounts payable upon redemption thereof; and

                 (d) The terms and amount of sinking fund requirements (if any) for the purchase or redemption of each series of the Preferred Stock other than the initial series and the second series of the Preferred Stock;

          which  different characteristics of clauses  (a),  (b),
          (c), and (d) above are set forth below."

     2. The penultimate sentence of paragraph (G), Section II of Article FIFTH is amended to be and to read in its entirety as follows:

     "Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock; provided, however, that, so long as any shares of the Preferred Stock (which term, for purposes of this proviso, shall include the 4-3/4% Preferred Stock) are outstanding, the Corporation shall not (i) make any payment, or set aside funds for payment, into any sinking fund for the purchase or redemption of any shares of the Preferred Stock, or (ii) redeem, purchase or otherwise acquire less than all of the shares of the Preferred Stock, if, at the time of such payment or setting aside of funds for payment into such sinking fund, or of such redemption, purchase or other acquisition, dividends payable on the Preferred Stock shall be in default in whole or in part, unless prior to or concurrently with such payment or setting aside of funds for payment into such sinking fund, and/or such redemption, purchase or other acquisition, as the case may be, all such defaults shall be cured or unless such payment or setting aside of funds for payment into such sinking fund, and/or such redemption, purchase or other acquisition, as the case may be, shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935. Any shares of the Preferred Stock so redeemed, purchased or acquired shall be retired and cancelled."

     3. The first sentence of paragraph (I), Section II of Article FIFTH is amended to be and to read in its entirety as follows:

           "(I) Dividends may be paid upon the Common Stock only when (i) dividends have been paid or declared and funds set apart for the payment of dividends as aforesaid on the Preferred Stock (which term, for purposes of this Section
     (I), shall include the 4-3/4% Preferred Stock) from the date(s) after which dividends thereon became cumulative, to the beginning of the period then current, with respect to which such dividends on the Preferred Stock are usually declared, and (ii) all payments have been made or funds have been set aside for payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of the Preferred Stock, but whenever (x) all such dividends upon the Preferred Stock as aforesaid shall have been paid or declared and funds shall have been set apart for the payment thereof upon the Preferred Stock and (y) all payments shall have been made or funds shall have been set aside for all payments then or theretofore due under the terms of sinking fund requirements (if any) for the purchase or redemption of shares of the Preferred Stock, then, subject to the limitations above set forth and subject to the rights of any other class of stock then outstanding, dividends upon the Common Stock may be declared payable then or thereafter, out of any net earnings or surplus of assets over liabilities, including capital, then remaining."

     The aforesaid Special Meeting of Stockholders of said New Orleans Public Service Inc., held on February 27, 1980, was duly called, convened and held pursuant to a resolution to adjourn and reconvene adopted by at least a majority of the stockholders present and constituting a quorum at the Special Meeting of Stockholders held on February 12, 1980, which was duly called, convened and held pursuant to due notice thereof. At the meeting of February 27, 1980:

           (1) There were present in person or represented by proxy the holders of 64,951 shares of the class of 4-3/4% Preferred Stock, $100 par value ("4-3/4% Preferred Stock"), of said New Orleans Public Service Inc. out of a total of 77,798 shares of the 4-3/4% Preferred Stock of said Corporation outstanding, 94,706 shares of the separate class of serial Preferred Stock, $100 par value ("Preferred Stock"), of said New Orleans Public Service Inc. out of a total of 120,000 shares of the Preferred Stock of said Corporation outstanding, and 5,935,900 shares of the Common Stock, $10 par value ("Common Stock"), of said New Orleans Public Service Inc. out of a total of 5,935,900 shares of the Common Stock of said Corporation outstanding, making a total of 6,095,557 shares of the 4-3/4% Preferred Stock, the Preferred Stock and the Common Stock present at the meeting in person or represented by proxy out of the total number of 6,133,698 shares of the 4-3/4% Preferred Stock, the Preferred Stock and the Common Stock of said Corporation outstanding, constituting the presence in person or by proxy of more than 40% and, in fact, more than 99.3% of the total number of shares of the 4-3/4% Preferred Stock, the Preferred Stock and the Common Stock of said Corporation outstanding, and being a quorum for all purposes.

           (2) Proposal 1 to amend the Restated Articles of Incorporation of said New Orleans Public Service Inc. as set forth hereinabove was adopted (A) by the affirmative vote of 64,430 shares of the 4-3/4% Preferred Stock voting as a class, being more than two-thirds and, in fact, more than 82.8% of the total number of shares (77,798) of the 4-3/4% Preferred Stock outstanding as aforesaid, with 120 shares of the 4-3/4% Preferred Stock being voted against said Proposal 1 in such class vote; and (B) by the affirmative vote of 5,935,900 shares of the Common Stock voting as a class, being 100% of the total number of shares of the Common Stock outstanding, with no shares of the Common Stock being voted against said Proposal 1 in such last mentioned class vote.

           (3) Proposal 2 to amend the Restated Articles of Incorporation of said New Orleans Public Service Inc. as set forth hereinabove was adopted (A) by the affirmative vote of 56,662 shares of the 4-3/4% Preferred Stock voting as a class, being more than two-thirds and, in fact, more than 72.8% of the total number of shares (77,798) of the 4-3/4% Preferred Stock outstanding as aforesaid, with 7638 shares of the 4-3/4% Preferred Stock being voted against said Proposal 2 in such class vote; (B) by the affirmative vote of 82,628 shares of the Preferred Stock voting as a class, being more than two-thirds and, in fact, more than 68.8% of the total number of shares (120,000) of the Preferred Stock outstanding as aforesaid, with 10,885 shares of the Preferred Stock being voted against said Proposal 2 in such class vote; and (C) by the affirmative vote of 5,935,900 shares of the Common Stock voting as a class, being 100% of the total number of shares of the Common Stock outstanding, with no shares of the Common Stock being voted against said Proposal 2 in the last mentioned class vote.

           (4) The Restated Articles of Incorporation of said New Orleans Public Service Inc. were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of Incorporation, as amended as hereinabove set forth, relating in any way to the shares of stock of said Corporation are incorporated and stated in these Articles of Amendment by reference.

          These Articles of Amendment are executed on and dated the 27th day of February, 1980.


                              NEW ORLEANS PUBLIC SERVICE INC.



                                  BY:     /s/ James M. Cain
                                      James M. Cain, President


                                  BY:   /s/ William C. Nelson
                                  William C. Nelson, Secretary

                         ACKNOWLEDGMENT



STATE OF LOUISIANA  )
                    )    SS.:
PARISH OF ORLEANS   )



          BEFORE ME, the undersigned authority, personally came and appeared James M. Cain and William C. Nelson, to me known and known to me to be the President and the Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Service Inc., as its and their free act and deed, being thereunto duly authorized.

                               /s/ James M. Cain
                              James M. Cain, President
                              NEW ORLEANS PUBLIC SERVICE INC.


                               /s/ William C. Nelson
                              William C. Nelson, Secretary
                              NEW ORLEANS PUBLIC SERVICE INC.


Sworn to and subscribed before
me at New Orleans, Louisiana, on
this 27th day of February, 1980.




        Notary Public

                      ARTICLES OF AMENDMENT

                             to the

               RESTATED ARTICLES OF INCORPORATION

                               of

                 NEW ORLEANS PUBLIC SERVICE INC.


     On March 19, 1980, the shareholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by resolutions unanimously adopted by all the shareholders of said corporation entitled to vote on the matter, amended Article FIFTH of the Restated Articles of Incorporation of said corporation as follows:

      (1) The first three paragraphs of Article FIFTH are amended to be and to read in their entirety as follows:

           "FIFTH: The amount of the capital stock of the Corporation shall be Seventy-Seven Million Four Hundred Nine Thousand Eight Hundred Dollars ($77,409,800), together with the aggregate par value of capital stock issued after September 1, 1969, by this Corporation as hereinafter provided.

           "The total authorized number of shares of capital stock that may be issued by the Corporation shall be 7,347,798 shares, of which 7,000,000 shares shall have a par value of $10 per share and 347,798 shares shall have a par value of $100 per share.

          "The shares of capital stock hereby authorized to be issued shall be divided among the following classes:

          7,000,000 shares of $10 par value per share shall be Common Stock;

          77,798 shares of $100 par value per share shall be 4-
          3/4% Preferred Stock (hereinafter sometimes referred to as the 4-3/4% Preferred Stock'): and

          270,000 shares of $100 par value per share shall be Preferred Stock (which, together with such additional shares thereof as may be hereafter authorized, is hereinafter sometimes referred to as the 'Preferred Stock')."

     (2) The first paragraph of Section II of Article FIFTH is amended to be and to read in its entirety as follows:

           "The Preferred Stock shall be issuable in one or more series from time to time and the shares of each series shall have the same rank and be identical with each other and shall have the same relative rights, except with respect to amounts payable on voluntary liquidation as specified in Section (F) below and to the following characteristics:

                (a) The number of shares to constitute each such series and the distinctive designation thereof;

                (b) The annual rate or rates of dividends payable on shares of such series, the dates on which dividends shall be paid in each year, and the date from which such dividends shall commence to accumulate:

                 (c)   The  amount  or  amounts  payable  upon
          redemption thereof; and

                (d) The terms and amount of sinking fund requirements (if any) for the purchase or redemption of each series of the Preferred Stock other than the initial series and the second series of the Preferred Stock;

          which different characteristics of clauses (a), (b),
          (c), and (d) above are set forth below.

          The initial series of the Preferred Stock shall:

                (a) consist of 60,000 shares and be designated
          "4.36% Preferred Stock";

               (b)  have  a  dividend rate of Four and  36/100
          Dollars ($4.36) per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year; such dividends shall accumulate on each share from the quarterly dividend payment date next preceding the date of the original issue of such share, unless such stock shall be issued on a quarterly dividend payment date and in such case from said date. The first quarterly dividend shall be payable on April 1, 1956, and shall be cumulative from January 1, 1956; and

                (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of One Hundred Seven and 08/100 Dollars ($107.08) per share if redeemed on or before January 1, 1961, of One Hundred Six and 08/100 Dollars ($106.08) per share if redeemed after January 1, 1961, and on or before January 1, 1966, and of One Hundred Four and 58/100 Dollars ($104.58) per share if redeemed after January 1, 1966, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

          The second series of the Preferred Stock shall:

                (a) consist of 60,000 shares and be designated
          "5.56% Preferred Stock";

               (b)  have  a  dividend rate of Five and  56/100
          Dollars ($5.56) per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year; such dividends shall accumulate on each share from and including April 26, 1967. The first dividend shall be payable on July 1, 1967, and shall be cumulative from and including April 26, 1967; and

                (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of One Hundred Six and 65/100 Dollars ($106.65) per share if redeemed on or before April 1, 1972, of One Hundred Four and 09/100 Dollars ($104.09) per share if redeemed after April 1, 1972, and on or before April 1, 1977, and of One Hundred Two and 59/100 Dollars ($102.59) per share if redeemed after April 1, 1977, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

          The third series of the Preferred Stock shall:

               (a) consist of 150,000 shares and be designated
          "15.44% Preferred Stock";

               (b) have a dividend rate of Fifteen and 44/100 Dollars ($15.44) per share per annum payable quarterly on January 1, April 1, July 1 and October 1 of each year; such dividends shall accumulate on each share from and including March 27, 1980. The first dividend shall be payable on July 1, 1980, and shall be cumulative from and including March 27, 1980;

                (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of One Hundred Fifteen and 44/100 Dollars ($115.44) per share if redeemed on or before March 1, 1985 (except that no share of the 15.44% Preferred Stock shall be redeemed prior to March 1, 1985 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 15.44% Preferred Stock as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 15.7341% per annum), of (One Hundred Eleven and 58/100 Dollars ($111.58) per share if redeemed after March 1, 1985, and on or before March 1, 1990, of One Hundred Seven and 72/100 Dollars ($107.72) per share if redeemed after March 1, 1990, and on or before March 1, 1995, and of One Hundred Three and 86/100 Dollars ($103.86) per share if redeemed after March 1, 1995, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; and

               (d) without the vote of the issued and outstanding Common Stock, be subject to redemption as and for a sinking fund as follows: on March 1, 1985 and on each March 1 thereafter (each such date being hereinafter referred to as a "Third Series Sinking Fund Redemption Date"), for so long as any shares of the 15.44% Preferred Stock shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor and otherwise in the manner provided herein with respect to the Preferred Stock, 7,500 shares of the 15.44% Preferred Stock (or the number of shares then outstanding if less than 7,500) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 15.44% Preferred Stock being hereinafter referred to as the "Third Series Sinking Fund Obligation"); the Third Series Sinking Fund Obligation shall be cumulative; if on any Third Series Sinking Fund Redemption Date the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the Third Series Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive Third Series Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any Third Series Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the Third Series Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 15.44% Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to perrnit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its Third Series Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such Third Series Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the Third Series Sinking Fund Obligation the Corporation shall have the option, which shall be non-cumulative, to redeem, upon authorization of the Board of Directors, on each Third Series Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 7,500 additional shares of the 15.44% Preferred Stock; the Corporation shall be entitled, at its election, to credit against its Third Series Sinking Fund Obligation on any Third Series Sinking Fund Redemption Date any shares of the 15.44% Preferred Stock (including shares of the 15.44% Preferred Stock optionally redeemed at the aforesaid sinking fund redemption price) theretofore redeemed, other than shares of the 15.44% Preferred Stock redeemed pursuant to the Third Series Sinking Fund Obligation, purchased or otherwise acquired and not previously credited against the Third Series Sinking Fund Obligation."

      The Restated Articles of Incorporation of the said New Orleans Public Service Inc. were amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on March 19, 1980, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 5,935,900 shares of the Common Stock of the said New Orleans Public Service Inc., said 5,935,900 shares being all of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote on the foregoing amendments to its Restated Articles of Incorporation; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans Public Service Inc., the amendment of its Restated Articles of Incorporation as hereinabove set forth.

     The Restated Articles of Incorporation of said New Orleans Public Service Inc., as heretofore amended, were not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restated Articles of
Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said New Orleans Public Service Inc. are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 19th day of March. 1980.

                         NEW ORLEANS PUBLIC SERVICE INC.


                         By:   /s/ James M. Cain
                              JAMES M. CAIN, President

                         By:   /s/ William C. Nelson
                             WILLIAM C. NELSON. Secretary

                         ACKNOWLEDGMENT


STATE OF LOUISIANA  )
                    )    ss.:
PARISH OF ORLEANS   )


     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and WILLIAM C. NELSON, to me known and known to me to be the President and the Secretary, respectively, of NEW ORLEANS PUBLIC SERVICE INC. and the persons who executed the foregoing instrument in such capacities, and who, after being first duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of New Orleans Public Service Inc., as its and their free act and deed, being thereunto duly authorized.


                                   /s/ James M. Cain
                                    James M. Cain, President
                              New Orleans Public Service Inc.


                                  /s/ William C. Nelson
                                William C. Nelson, Secretary
                              New Orleans Public Service Inc.


Sworn to and subscribed before me at New
Orleans, Louisiana, on this l9th day of
March, 1980.


        Notary Public

             STATEMENT OF CHANGE OF REGISTERED AGENT
   FOR SERVICE OF PROCESS FOR NEW ORLEANS PUBLIC SERVICE INC.


UNITED STATES OF AMERICA
STATE OF LOUISIANA
To the Secretary of State:

Pursuant to the provisions of R.S. 12:104, the undersigned corporation, organized under the laws of the State of Louisiana, herewith submits the following for the purpose of giving notice of the termination of authority of a certain agent for service of process in this state.

The current list of agents for service of process is:

James M. Cain, President
John H. Chavanne, Vice President
 and Treasurer
Sherwood A. Cuyler, Vice President      317 Baronne Street,
Hero J. Edwards, Jr., Vice President         New Orleans,
Louisiana
Malcolm L. Hurstell, Vice President            70112
William C. Nelson, Vice President &
  Secretary
Donald F. Schultz, Vice President

Mr.  A.  J.  Brodtmann previously listed in  the  Company's  1979
Annual Report to the Secretary of State as serving as an agent for service of process on behalf of the Company has resigned, effective November 1, 1980.

The above list of agents for service of process conforms with the requirements set forth in Article THIRD of the Company's Restatement of Articles of Incorporation, dated September 30, 1969, which said Article Third has not been since amended and a certified copy of said Restatement was filed with the Recorder of Mortgages, Orleans Parish, at MOB 2160, Folio 368 on October 6, 1969.


Dated:   July 15, 1981


                              NEW ORLEANS PUBLIC SERVICE INC.


                              By:  /s/ Floyd A. Hennen
                                   Floyd A. Hennen

                              Title: Corporate Counsel &
                                     Assistant Secretary

 CERTIFIED COPY OF EXCERPTS FROM MINUTES OF MAY 25, 1981 MEETING
    OF BOARD OF DIRECTORS OF NEW ORLEANS PUBLIC SERVICE INC.

Mr. Freeman took the Chair and announced that all directors elected were qualified to serve. He then asked for nominations for the presidency of the Company. On motion duly made and seconded, Mr. James M. Cain, was unanimously elected President.


                   * * * * * * * * * * * * * *

Whereupon, on motion duly made and seconded, it was unanimously

     RESOLVED, that the following named persons be, and hereby are elected to the offices of the Company appearing after their respective names for the ensuing year ending May 24, 1982:

     John H. Chavanne, Vice President and Treasurer
     Sherwood A. Cuyler, Vice President - Public and Regulatory
      Affairs
     Hero J. Edwards, Jr., Vice President - Operations
     Malcolm L. Hurstell, Vice President - Engineering and
      Production
     William C. Nelson, Vice President - Administration and
     Legal,
      and Secretary
     Donald P. Schultz, Vice President - Corporate Communications Sterling F. Ohlmeyer, Assistant Treasurer
     Floyd A. Hennen, Assistant Secretary
     Edwin A. Lupberger, Assistant Secretary & Assistant
     Treasurer
     Rodney J. Estrade, Assistant Secretary & Assistant Treasurer

             --------------------------------------

I, the undersigned, Secretary of New Orleans Public Service Inc., hereby certify that the above and foregoing is a true and correct copy of excerpts from the minutes of the May 25, 1981 meeting of the Board of Directors of said Company duly called, convened and held at its office in the City of New Orleans, at which a quorum was present and acted throughout; that the resolutions therein contained were unanimously adopted by the vote of said Board, have not been altered, amended or repealed and are in full force and effect at the date hereof.

I hereby further certify that the individuals named in the above and foregoing resolutions as President, Vice Presidents and Secretary also are agents for the service of process pursuant to the provisions of Article THIRD of the Company's Restatement of Articles of Incorporation, dated September 30, 1969, which said Article THIRD has not been since amended and a certified copy of said Restatement as filed with the Recorder of Mortgages, Orleans Parish, at MOB 2160, Folio 368 on October 6, 1969.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company at New Orleans, Louisiana, this 15th day of July, 1981.



                                /s/ Floyd A. Hennen
                                 Assistant Secretary

                      ARTICLES OF AMENDMENT

                             to the

      RESTATEMENT OE ARTICLES OF INCORPORATION, AS AMENDED,

                               of

                 NEW ORLEANS PUBLIC SERVICE INC.


     On January 23, 1984, the shareholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first sentence of Article SIXTH of the Restatement of Articles of Incorporation, as amended, of said corporation to read in its entirety as follows:

           The corporate power of this Corporation shall be vested in, and exercised by, a Board of Directors to be composed of not less than nine (9) nor more than fifteen
     (15) persons, to be elected annually at the annual meeting of stockholders.

     The Restatement of Articles of Incorporation, as amended, of the said New Orleans Public Service Inc. was amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on January 23, 1984, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 5,935,900 shares of the Common Stock of the said New Orleans Public Service Inc., said 5,935,900 shares being al1 of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote onthe foregoing amendment to its Restatement of Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans Public Service Inc., the amendment of its Restatement of Articles of Incorporation, as amended, as hereinabove set forth.

     These Articles of Amendment are executed on and dated the 23rd day of January , 1984.

                              NEW ORLEANS PUBLIC SERVICE INC.


                              By:   /s/ James M. Cain
                                   James M. Cain, President


                              By:  /s/ William H. Talbot
                                   William H. Talbot
                                   Corporate Secretary

                         ACKNOWLEDGMENT


STATE 0F L0UISIANA  )
                    )
PARISH OF ORLEANS   )


     BEFORE ME, the undersigned authority, personally case and appeared JAMES M. CAIN and WILLIAM H. TALBOT, to me known and known to me to be the President and the Corporate Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did doolare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Service Inc., as its and their free act and deed, being thereunto duly authorized.



                                 /s/James M. Cain
                              James M. Cain, President
                              New Orleans Public Service Inc.


                                /s/ William H. Talbot
                              William H. Talbot
                              Corporate Secretary
                              New Orleans Public Service Inc.



Sworn to and subscribed before me
New Orleans, Louisiana, on this 23rd day of January, 1984.



  /s/ Melvin I. Schwartzman
         Notary Public

                      ARTICLES OF AMENDMENT

                             to the

      RESTATEMENT OF ARTICLES OF INCORPORATION, AS AMENDED,

                               of

                 NEW ORLEANS PUBLIC SERVICE INC.


     On February 21, 1985, the shareholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first three paragraphs of Article FIFTH of the Restatement of Articles of Incorporation, as amended, of said corporation to read in their entirety as follows:

           FIFTH: The amount of the capital stock of the Corporation shall be Seventy-seven Million Four Hundred Nine Thousand Eight Hundred Dollars ($77,409,800), together with the aggregate par value of capital stock issued after September 1, 1969, by this Corporation as hereinafter provided.

           The total authorized number of shares of capital stock that may be issued by the Corporation shal1 be 10,347,798 shares, of which 10,000,000 shares shall have a par value of $10 per share and 347,798 shares shall have a par value of $100 per share.

           The shares of capital stock hereby authorized to be issued shall be divided among the following classes:

          10,000,000 shares of $10 par value per share shall be Common Stock;

          77,798  shares of $100 par value per share shall  be
          4-3/4%   Preferred   Stock  (hereinafter   sometimes
          referred to as the "4-3/4% Preferred Stock"); and

          270,000 shares of $100 par value per share shall be Preferred Stock (which, together with such additional shares thereor as may be hereafter authorized, is hereinafter sometimes referred to as the "Preferred Stock").

     The Restatement of Articles of Incorporation, as amended, of the said New Orleans Public Service Inc. was amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on February 21, 1985, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 5,935,900 shares of the Common Stock of the said New Orleans Public Service Inc., said 5,935,900 shares being all of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote on the foregoing amendment to its Restatement of Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans Public Service Inc., the amendment of its Restatement of Articles of Incorporation, as amended, as hereinabove set forth.

      The Restatement of Articles of Incorporation of said New Orleans Public Service Inc., as heretofore amended, was not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restatement of Articles of Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said New Orleans Public Service Inc. are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 21st day of February, 1985.


                         NEW ORLEANS PUBLIC SERVICE INC.



                         By:   /s/ James M. Cain
                              James M. Cain, President



                         By:   /s/ W. H. Talbot
                              W. H. Talbot, Secretary

                         ACKNOWLEDGMENT


STATE OF LOUISIANA  )
                    )
PARISH OF ORLEANS   )



     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and W. H. TALBOT, to me known and known to me to be the President and the Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Service Inc., as its and their free act and deed, being thereunto duly authorized.



                                   /s/ James M. Cain
                              James M. Cain, President,
                              New Orleans Public Service Inc.


                                  /s/ W. H. Talbot
                              W. H. Talbot, Secretary,
                              New Orleans Public Service Inc.


Sworn to and subscribed before me at
New Orleans, Louisian, on this 21st day
of February , 1985.


   /s/ Melvin I. Schwartzmann
          Notary Public


My commission is issued for life.

                      ARTICLES OF AMENDMENT

                              to the

      RESTATEMENT OF ARTICLES OF INCORPORATION, AS AMENDED,

                                of

                 NEW ORLEANS PUBLIC SERVICE INC.


     On November 21, 1988, the shareholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first three paragraphs of Article FIFTH of the Restatement of Articles of Incorporation, as amended, of said corporation to read in their entirety as follows:

           FIFTH: The amount of the capital stock of the Corporation shall be Seventy-seven Million Four Hundred Nine Thousand Eight Hundred Dollars ($77,409,800), together with the aggregate par value of capital stock issued after September 1, 1969, by this Corporation as hereinafter provided.

           The total authorized number of shares of capital stock that may be issued by the Corporation shall be 10,347,798 shares, of which 10,000,000 shares shall have a par value of $4 per share and 347,798 shares shall have a par value of $lO0 per share.

           The shares of capital stock hereby authorized to be issued shall be divided among the following classes:

                10,000,000 shares of $4 par value per share shall be Common Stock;

               77,798 shares of $100 par value per share shall be 4 3/4% Preferred Stock (hereinafter sometimes referred to as the "4 3/4% Preferred Stock"); and

                270,000 shares of $100 par value per share shall be Preferred Stock (which, together with such additional shares thereof as may be hereafter authorized, is hereinafter sometimes referred to as the "Preferred Stock").

     The Restatement of Articles of Incorporation, as amended, of the said New Orleans Public Service Inc. was amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on November 2l, 1988, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Middle South Utilities, Inc., which was then and is now the sole owner and shareholder of record of 8,435,900 shares of the Common Stock of the said New Orleans Public Service Inc., said 8,435,900 shares being all of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote on the foregoing amendment to its Restatement of Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Middle South Utilities, Inc. affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans Public Service Inc., the amendment of its Restatement of Articles of Incorporation, as amended, as hereinabove set forth.

      The Restatement of Articles of Incorporation of said New Orleans Public Service Inc., as heretofore amended, was not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restatement of Articles of Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said New Orleans Public Service Inc. are incorporated and stated in these Articles of Amendment by reference.

      These Articles of Amendment are executed on and dated the 21st day of November, 1988.


                              NEW ORLEANS PUBLIC SERVICE INC.


                              By:   /s/ James M. Cain
                                   James M. Cain, President



                              By:   /s/ T. O. Lind
                                   Thomas O. Lind, Secretary

                         ACKNOWLEDGMENT



STATE OF LOUISIANA  )
                    )
PARISH OF ORLEANS   )



     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and THOMAS O. LIND, to me known and known to me to be the President and the Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acklowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Service Inc., as its and their free act and deed, being thereunto duly authorized.



                                /s/ James M. Cain
                              James M. Cain, President
                              New Orleans Public Service Inc.



                                /s/ Thomas O. Lind
                              Thomas O. Lind, Secretary
                              New Orleans Public Service Inc.


Sworn to and subscribed before me at
New Orleans, Louisiana, on this 21st
day of November, 1988.



         /s/ W. Brewer, III
         Notary Public
My commission is issued for life.

                      ARTICLES OF AMENDMENT

                             to the

      RESTATEMENT OF ARTICLES OF INCORPORATION, AS AMENDED,

                               of

                 NEW ORLEANS PUBLIC SERVICE INC.



     On June 12 , 1989, the shareholders of New Orleans Public Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first sentence of the first paragraph of Article SIXTH of the Restatement of Articles of Incorporation, as amended, of said corporation to read in its entirety as follows:

          SIXTH: The corporate power of this Corporation shall be vested in, and exercised by, a Board of Directors to be composed of not less than seven (7) nor more than fifteen (15) persons, to be elected annually at the annual meeting of stockholders.

     The Restatement of Articles of Incorporation, as amended, of the said New Orleans Public Service Inc. was amended by its shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said corporation entitled to vote thereon, signed and executed on June 12, 1989, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly, but not by way of limitation, Section 76 of Title 12 of the Louisiana Revised Statutes of 1950, as amended, the said Unanimous Written Consent having been signed and executed on the date aforesaid by Entergy Corporation, which was then and is now the sole owner and shareholder of record of 8,435,900 shares of the Common Stock of the said New Orleans Public Service Inc., said 8,435,900 shares being all of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote on the foregoing amendment to its Restatement of Articles of Incorporation, as amended; and in and by said Unanimous Written Consent the said Entergy Corporation affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans Public Service Inc., the amendment of its Restatement of Articles of Incorporation, as amended, as hereinabove set forth.

      The Restatement of Articles of Incorporation of said New Orleans Public Service Inc., as heretofore amended, was not amended in any other respect than as set forth hereinabove, and all of the provisions of said Restatement of Articles of Incorporation, as heretofore amended and as amended as hereinabove set forth, relating in any way to the shares of stock of said New Orleans Public Service Inc. are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the 12th day of June, 1989.


                              NEW ORLEANS PUBLIC SERVICE INC.



                                  By:   /s/ James M. Cain
                                       James M. Cain, President



                              By:   /s/ N. J. Briley
                                      N. J. Briley
                                   Assistant Secretary

                         ACKNOWLEDGMENT



STATE OF LOUISIANA  )
                    )
PARISH OF ORLEANS   )



     BEFORE ME, the undersigned authority, personally came and appeared JAMES M. CAIN and N. J. BRILEY, to me known and known to me to be the President and the Assistant Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Inc., as its and their free act and deed, being thereunto duly authorized.



                             /s/ James M. Cain
                         James M. Cain, President
                         New Orleans Public Service Inc.


                            /s/ N. J. Briley
                         N. J. Briley, Assistant Secretary
                         New Orleans Public Service Inc.



Sworn to and subscribed before me at
New Orleans, Louisiana, on this 12th
day of June, 1989.



   /s/ Mary Hull Tooke
      Notary Public
My commission is issued for life.

        NOTICE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                AND/OR CHANGE OF REGISTERED AGENT


Name of Corporation:  New Orleans Public Service Inc.


Registered Office:   639 Loyola Avenue, New Orleans, LA 70113


Name and Address of Registered Agents(s)


William M. Brewer, III, 225 Baronne Street, 26th Floor, New
 Orleans, Louisiana  70112

Thomas O. Lind, 225 Baronne Street, 26th Floor, New Orleans,
 Louisiana 70112

Mary Hull Tooker, 225 Baronne Street, 26th Floor, New Orleans,
 Louisiana 70112





Date:   April 12, 1993


                           /s/ J. J. Cordaro
                         To be signed by President,
                          Vice-President, or Secretary


NOTE If the registered agent is changed, a copy of the resolution by the Board of Directors of the appointment, certified by the President, Vice-President or Secretary must also accompany this report.

                      ARTICLES OF AMENDMENT
                             TO THE
      RESTATEMENT OF ARTICLES OF INCORPORATION, AS AMENDED,
                               OF
                 NEW ORLEANS PUBLIC SERVICE INC.


     On May 5, 1994, the stockholders of New Orleans Public

Service Inc., a corporation organized and existing under the laws of the State of Louisiana, by a resolution unanimously adopted by all of the shareholders of said corporation entitled to vote on the matter, amended the first paragraph of Article SIXTH of the

Restatement of Articles of Incorporation, as amended, of said corporation to read in its entirety as follows:


     "SIXTH: The corporate power of this Corporation shall be vested in, and exercised by, a Board of Directors to be composed of not less than three (3) nor more than fifteen (15) persons, to be elected annually at a meeting of stockholders to be held on any date selected by the stockholders. The number of persons, within the foregoing limits, to compose the Board of Directors at any given time, shall be fixed either by the stockholders or by the Board of Directors. A majority of the Board of Directors shall constitute a quorum for the transaction of business unless the By-Laws of this Corporation, adopted by the Board of Directors, shall provide for a lesser number."

     The Restatement of Articles of Incorporation, as amended, of the said New Orleans Public Service Inc. was amended by its

shareholders as aforesaid by the Unanimous Written Consent to such corporate action of all of the shareholders of said

corporation entitled to vote thereon, signed and executed on May

5, 1994, in accordance with and pursuant to the authority granted in and by the laws of the State of Louisiana and particularly,

but not by way of limitation, Section 76 of Title 12 of the

Louisiana Revised Statutes of 1950, as amended, the said

Unanimous Written Consent having been signed and executed on the date aforesaid by Entergy Corporation, which was then and is now the sole owner and shareholder of record of 8,435,900 shares of the Common Stock of the said New Orleans Public Service Inc.,

said 8,435,900 shares being all of the outstanding Common Stock of the said New Orleans Public Service Inc. and said Common Stock having all of the voting power and being all of the capital stock of the said New Orleans Public Service Inc. entitled to vote on the foregoing amendment to its Restatement of Articles of

Incorporation, as amended; and in and by said Unanimous Written

Consent the said Entergy Corporation affirmatively voted all of said stock in favor of, authorized, consented to, approved and constituted as the corporate action of the said New Orleans

Public Service Inc., the amendment of its Restatement of Articles of Incorporation, as amended, as hereinabove set forth.

     The Restatement of Articles of Incorporation of said New

Orleans Public Service Inc., as heretofore amended, was not

amended in any other respect than as set forth hereinabove, and all of the provisions of said Restatement of Articles of

Incorporation, as heretofore amended and as amended as

hereinabove set forth, relating in any way to the shares of stock of said New Orleans Public Service Inc. are incorporated and stated in these Articles of Amendment by reference.

     These Articles of Amendment are executed on and dated the

21st day of July, 1994.



                         NEW ORLEANS PUBLIC SERVICE INC.



                         By:  /s/ Glenn E. Harder
                          Glenn E. Harder, Vice President



                         By: /s/ Christopher T. Screen
                            Christopher T. Screen,
                              Assistant Secretary

                         ACKNOWLEDGMENT


STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, the undersigned authority, personally came and appeared Glenn E. Harder and Christopher T. Screen, to me known and known to me to be a Vice President and the Assistant Secretary, respectively, of New Orleans Public Service Inc. and the persons who executed the foregoing instrument in such capacities, and who, after first being duly sworn by me, did declare and acknowledge that they signed and executed the foregoing instrument in such capacities for and in the name of the said New Orleans Public Inc., as its and their free act and deed, being thereunto duly authorized.



                              /s/ Glenn E. Harder
                         Glenn E. Harder, Vice President
                         New Orleans Public Service Inc.


                         /s/ Christopher T. Screen
                         Christopher T. Screen,
                          Assistant Secretary
                         New Orleans Public Service Inc.


Sworn to and subscribed before me at
New Orleans, Louisiana, on this 21st day of July, 1994



  /s/ Mary H. Tooke
     Notary Public
My Commission is issued for life.

                 NEW ORLEANS PUBLIC SERVICE INC.

        Articles of Amendment Pursuant to La. R.S. 12:32

                         April 22, 1996


     The undersigned corporation, pursuant to La. R.S. 12:32,

submits the following document and sets forth:


     1.The name of the corporation is New Orleans Public Service
       Inc.

     2.As evidenced by the attached Stockholder's Unanimous
       Written Approval of Amendment, the following amendment, effective April 22, 1996, to the Restatement of Articles of Incorporation, as amended, was proposed by the Board of Directors of New Orleans Public Service Inc. on April 15, 1996, and was unanimously adopted by the stockholder of New Orleans Public Service, Inc. entitled to vote on the amendment on April 22, 1996, in accordance with and in the manner prescribed by the laws of the State of Louisiana and the Restatement of Articles of Incorporation of New Orleans Public Service Inc., as amended:

       RESOLVED, That the Title and Article First of the
       Restatement of Articles of Incorporation of New Orleans
       Public Service Inc. are amended to read as follows:

            "RESTATEMENT OF ARTICLES OF INCORPORATION
                               OF
                   ENTERGY NEW ORLEANS, INC."

            "FIRST: The name of the Corporation shall be ENTERGY NEW ORLEANS, INC.", and said Corporation shall have, possess and exercise all the rights, powers, privileges, immunities and franchises of the corporations, parties hereto, and shall be subject to all the duties and obligations of said respective corporations; it shall have, enjoy and be possessed of all the property, real, personal and mixed, of every kind and nature, owned, possessed and enjoyed by or for said corporations, parties hereto; it shall have power to issue bonds and dispose of the same, in such form and denominations and bearing such interest as the Board of Directors may determine, and to secure payment thereof by mortgage of every and all of the property, franchises, rights, privileges and immunities of said Corporation at the time of the consolidation acquired or thereafter to be acquired and of the companies, parties hereto; to do all acts and things which said companies so consolidated or any of them might have done previous to said consolidation, and the further right to consolidate with any other street railway company, electric company or gas light company, or any other consolidated company."; and further

       RESOLVED, That any additional references to "New Orleans
       Public Service Inc." in said Restatement of Articles of
       Incorporation, as amended, be changed to "Entergy-New
       Orleans, Inc."

     3.Pursuant to the Laws of the State of Louisiana and the Restatement of Articles of Incorporation of New Orleans Public Service Inc., as amended, the holders of the outstanding shares of common stock were the only stockholders entitled to vote on the amendment, there being no right to vote on the amendment by the holders of preferred stock of New Orleans Public Service Inc..

     4.The number of shares of common stock of the Corporation
       outstanding at the time of such adoption was 8,435,900; and the number of shares of common stock entitled to vote thereon was 8,435,900; the number of shares of common stock voting for the amendment was 8,435,900; the number of shares of common stock voting against the amendment
       was       -0-     ; the number of shares of preferred
       stock of the Corporation outstanding at the time of such adoption was 197,796, none of which preferred shares were entitled to vote thereon.

     Dated the 22nd day of April, 1996.

                           NEW ORLEANS PUBLIC SERVICE INC.



                           By:  /s/ Michael G. Thompson
                                 Michael G. Thompson
                             Senior Vice President and Secretary


                           By: /s/ Christopher T. Screen
                                 Christopher T. Screen
                                 Assistant Secretary